EXHIBIT 2.2


C L I F F O R D
C H A N C E
                                                  LIMITED LIABILITY PARTNERSHIP


                                                                 CONFORMED COPY


                     SYNGENTA LUXEMBOURG FINANCE (#2) S.A.
                                  (as Issuer)

                                    - and -

                                  SYNGENTA AG
                                (as Guarantor)

                                    - and -

                J.P. MORGAN TRUSTEE DEPOSITARY COMPANY LIMITED
                                 (as Trustee)


              ---------------------------------------------------
                                  TRUST DEED
                                  Relating to
           (euro)800,000,000 5.50 per cent. Guaranteed Notes due 2006
           (euro)350,000,000 Guaranteed Floating Rate Notes due 2003
              ---------------------------------------------------


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                                   CONTENTS
CLAUSE                                                                     PAGE

1.  Definitions And Interpretation ...........................................1
2.  Covenant To Repay ........................................................8
3.  The Original Notes.......................................................11
4.  Guarantee And Indemnity .................................................12
5.  Covenant To Comply With Trust Deed And Schedules.........................14
6.  Covenants By The Issuer And The Guarantor ...............................14
7.  Amendments...............................................................17
8.  Enforcement..............................................................22
9.  Application Of Moneys....................................................23
10. Terms Of Appointment.....................................................25
11. Costs And Expenses.......................................................31
12. Appointment And Retirement ..............................................34
13. Notices..................................................................36
14. Law And Jurisdiction.....................................................37
15. Severability.............................................................38
16. Contracts (Rights Of Third Parties) Act 1999.............................38
17. Counterparts.............................................................38

SCHEDULE 1 ..................................................................39
     Part A Form Of Temporary Global Note....................................39
     Part B Form Of Permanent Global Note ...................................49

SCHEDULE 2 ..................................................................56
     Part A Form Of Definitive Note .........................................56
     Part B Terms And Conditions Of The Tranche A Notes .....................59
     Part C Terms And Conditions Of The Tranche B Notes .....................67
     Part D Form Of Coupon...................................................76

SCHEDULE 3 PROVISIONS FOR MEETINGS OF NOTEHOLDERS............................78


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THIS TRUST DEED is made on 10 July 2001

BETWEEN:

(1)  SYNGENTA LUXEMBOURG FINANCE (#2) S.A. (the "Issuer");

(2)  SYNGENTA AG (the "Guarantor"); and,

(3) J.P. MORGAN TRUSTEE AND DEPOSITARY COMPANY LIMITED (the "Trustee", which expression includes, where the context admits, all persons for the time being the trustee or trustees of this Trust Deed).

WHEREAS

(A) The Issuer has authorised the creation and issue of (i) 800,000,000 in aggregate principal amount of 5.50 per cent. Guaranteed Notes due 2006 (the "Tranche A Notes") and (ii) 350,000,000 in aggregate principal amount of Guaranteed Floating Rate Notes due 2003 (the "Tranche B Notes"), each to be constituted by this Trust Deed.

(B) The Guarantor has authorised the giving of its guarantee in relation to the Tranche A Notes and the Tranche B Notes.

(C) The Trustee has agreed to act as trustee of this Trust Deed on the following terms and conditions.

NOW THIS DEED WITNESSES AND IT IS HEREBY DECLARED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  Definitions.

     In this Trust Deed the following expressions have the following meanings:

     "Appointee" means any delegate, agent, nominee or custodian appointed pursuant to the provisions of this Trust Deed;

     "Authorised Signatory" means:

     (a) in relation to the Issuer, any director of the Issuer or any other person or persons notified to the Trustee by any director of the Issuer as being an Authorised Signatory pursuant to Clause 6.15 (Authorised Signatories); and

     (b) in relation to the Guarantor, any director of the Guarantor or any other person or persons notified to the Trustee by any director of the Guarantor as being an Authorised Signatory pursuant to Clause
          6.15 (Authorised Signatories);

     "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme;

     "Conditions" means:


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      (i) in relation to the Original Tranche A Notes, the terms and conditions to be endorsed on the Original Tranche A Notes, in the form or substantially in the form set out in Part B of Schedule 2;

     (ii) in relation to the Original Tranche B Notes, the terms and conditions to be endorsed on the Original Tranche B Notes, in the form or substantially in the form set out in Part C of Schedule 2; and

    (iii) in relation to any Further Notes, the terms and conditions endorsed on such Further Notes in accordance with the supplemental deed relating thereto or substantially in the form set out or referred to in the supplemental deed relating thereto, as any of the same may from time to time be modified in accordance with this Trust Deed and any reference in this Trust Deed to a particular numbered Condition shall be construed in relation to the Original Notes accordingly and any reference in this Trust Deed to a particular numbered Condition in relation to any Further Notes shall be construed as a reference to the provision (if any) in the Conditions of such Further Notes which corresponds to the particular numbered Condition of the Original Notes.

     "Couponholder" means the holder of a Coupon;

     "Coupons" means the bearer interest coupons appertaining to the Notes or, as the context may require, a specific number thereof and includes any replacement Coupons issued pursuant to Condition 10 (Replacement of Notes and Coupons);

     "Eur" "euro" and " " means the single currency introduced in the member states of the European Union which adopted such currency at the start of the third stage of the European Economic and Monetary Union pursuant to the Treaty establishing the European Communities, as amended;

     "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System;

     "Event of Default" means any one of the circumstances described in Condition 8 (Events of Default) but (in the case of the happening of any of the events described in Conditions 8(b), 8(c), 8(d), 8(e), 8(f), 8(g) or 8(h)(ii) thereof) only if such event has been, pursuant to the provisions of Condition 8 (Events of Default), certified by the Trustee to be materially prejudicial to the interests of Noteholders;

     "Extraordinary Resolution" has the meaning set out in Schedule 3;

     "Further Notes" means any notes or debt securities of the Issuer constituted by a deed supplemental to this Principal Trust Deed pursuant to Clause 2.3 (Further Issues) and for the time being outstanding or, as the context may require, a specific number thereof and includes any global note or evidence of indebtedness which has not for the time being been exchanged for such notes or debt securities and any replacement notes or debt securities issued pursuant to Condition 10 (Replacement of Notes and Coupons);


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     "Holding Company"; a company is a "holding company" of another company if it:

     (a)  holds a majority of the voting rights in that other company, or

     (b) is a member of that other company and has the right to appoint or remove a majority of that other company's board of directors, or

     (c) is a member of that other company and controls alone, pursuant to an agreement with other shareholders or members, a majority of the voting rights in that other company,

     or if it is a holding company of a company which is itself a holding company of that other company;

     "Liabilities" means any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

     "Noteholder" means an Original Noteholder or holder of Further Notes;

     "Notes" means the Original Notes and any Further Notes save that in Schedules 1 and 2 "Notes" means the Original Notes and any Further Notes forming a single issue therewith and the words "Coupons", "Noteholders" and "Couponholders" where used therein shall be construed accordingly;

     "Original Coupons" means the bearer interest coupons in or substantially in the form set out in Part D of Schedule 2 appertaining to the Original Notes and for the time being outstanding or as the context may require a specific number thereof and includes any replacement Original Coupons issued pursuant to Condition 10 (Replacement of Notes and Coupons);

     "Original Couponholder" and (in relation to a Coupon) "holder" means the bearer of an Original Coupon;

     "Original Tranche A Global Notes" means the Original Tranche A Temporary Global Note and the Original Tranche A Permanent Global Note to be issued pursuant to Clause 3.1 (Global Notes) in the form or substantially in the form set out in Schedule 1;

     "Original Tranche B Global Notes" means the Original Tranche B Temporary Global Note and the Original Tranche B Permanent Global Note to be issued pursuant to Clause 3.1 (Global Notes) in the form or substantially in the form set out in Schedule 1;

     "Original Noteholder" and (in relation to a Note) "holder" means the bearer of an Original Note;


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     "Original Notes" means the Original Tranche A Notes and/or the Original
     Tranche B Notes, as the context may require;

     "Original Tranche A Notes" means the bearer notes in the denominations of
     (euro)1,000, (euro)10,000 and (euro)100,000 each comprising the Tranche A Notes constituted by this Trust Deed, in or substantially in the form set out in Schedules 1 and 2, and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Original Tranche A Notes issued pursuant to Condition 10 (Replacement of Notes and Coupons) and (except for the purposes of Clause 3.1 (Global Notes) and 3.3 (Signature)) the Original Tranche A Global Notes for so long as they have not been exchanged in accordance with the terms thereof;

     "Original Tranche B Notes" means the bearer notes in the denominations of
     (euro)1,000, (euro)10,000 and (euro)100,000 each comprising the Tranche B Notes constituted by this Trust Deed, in or substantially in the form set out in Schedules 1 and 2, and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Original Tranche B Notes issued pursuant to Condition 10 (Replacement of Notes and Coupons) and (except for the purposes of Clause 3.1 (Global Notes) and 3.3 (Signature)) the Original Tranche B Global Notes for so long as they have not been exchanged in accordance with the terms thereof;

     "Original Permanent Global Notes" means the Original Tranche A Permanent Global Note and/or the Original Tranche B Permanent Global Note;

     "Original Tranche A Permanent Global Note" means the Original Tranche A Permanent Global Note to be issued pursuant to Clause 3.1 (Global Notes) in the form or substantially in the form set out in Part B of Schedule 1;

     "Original Tranche B Permanent Global Note" means the Original Tranche B Permanent Global Note to be issued pursuant to Clause 3.1 (Global Notes) in the form or substantially in the form set out in Part B of Schedule 1;

     "Original Temporary Global Note" means the Original Tranche A Temporary Global Note and/or the Original Tranche B Temporary Global Note;

     "Original Tranche A Temporary Global Note" means the Original Tranche A Temporary Global Note to be issued pursuant to Clause 3.1 (Global Notes) in the form or substantially in the form set out in Part A of Schedule 1;

     "Original Tranche B Temporary Global Note" means the Original Tranche B Temporary Global Note to be issued pursuant to Clause 3.1 (Global Notes) in the form or substantially in the form set out in Part A of Schedule 1;

     "outstanding" means, in relation to the Notes of any series, all the Notes of that series other than:

     (a)  those which have been redeemed in accordance with this Trust Deed;


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     (b)  those in respect of which the date for redemption in accordance with the provisions of the Conditions has occurred and for which the redemption moneys (including all interest accrued thereon to the date for such redemption) have been duly paid to the Trustee or the Principal Paying Agent in the manner provided for in the Paying Agency Agreement (and, where appropriate, notice to that effect has been given to the relative Noteholders in accordance with Condition 15 (Notices)) and remain available for payment in accordance with the Conditions;

     (c) those which have been purchased and surrendered for cancellation as provided in Condition 5 (Redemption and Purchase) and notice of the cancellation of which has been given to the Trustee;

     (d) those in respect of which claims for principal have become void under Condition 9 (Prescription);

     (e) those mutilated or defaced Notes which have been surrendered or cancelled and in respect of which replacement Notes have been issued pursuant to Condition 10 (Replacement of Notes and Coupons);

     (f) (for the purpose only of ascertaining the amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes) those Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 10 (Replacement of Notes and Coupons);

     provided that for each of the following purposes, namely:

      (i) the right to attend and vote at any meeting of Noteholders;

     (ii) the determination of how many and which Notes are for the time being outstanding for the purposes of Clauses 8.1 (Legal Proceedings) and
          7.1 (Waiver), Conditions 8 (Events of Default) and 12 (Meetings of Noteholders; Modification and Waiver; Substitution) and Schedule 3; and

    (iii) any discretion, power or authority, whether contained in this Trust Deed or provided by law, which the Trustee is required to exercise in or by reference to the interests of the Noteholders or any of them, those Notes (if any) which are for the time being held by any person (including but not limited to the Issuer, the Guarantor or any Subsidiary of either for the benefit of the Issuer, the Guarantor or any Subsidiary of either) shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

     "Paying Agency Agreement" means, in relation to the Notes of any relevant series, the agreement appointing the initial Paying Agents in relation to such Notes and any other agreement for the time being in force appointing Successor paying agents in relation to such Notes, together with any agreement for the time being in force


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     amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements in relation to such Notes;

     "Paying Agents" means, in relation to the Notes of any series the several institutions (including, where the context permits, the Principal Paying Agent) at their respective Specified Offices initially appointed pursuant to the relative Paying Agency Agreement and/or, if applicable, any Successor paying agents, in relation to such Notes at their respective Specified Offices;

     "Permanent Global Notes" means the Original Permanent Global Notes and any other permanent global note representing the Further Notes or any of them;

     "Potential Event of Default" means an event or circumstance which would, with the giving of notice, lapse of time, the issuing of a certificate and/or fulfilment of any other requirement provided for in Condition 8 (Event of Default), become an Event of Default;

     "Principal Paying Agent" means, in relation to the Notes of any series, the institution at its Specified Office initially appointed as principal paying agent in relation to such Notes pursuant to the relative Paying Agency Agreement or, if applicable, any Successor principal paying agent in relation to such Notes at its Specified Office;

     "Principal Trust Deed" means the Trust Deed constituting the Original
     Notes;

     "repay" shall include "redeem" and vice versa and "repaid", "repayable",

     "repayment", "redeemed", "redeemable" and "redemption" shall be construed accordingly;

     "Specified Office" means, in relation to any Paying Agent, either the office identified with its name in the Conditions of the Notes of the relevant series or any other office notified to any relevant parties pursuant to the Paying Agency Agreement;

     "Subsidiary" means a subsidiary or subsidiary undertaking of the Issuer or the Guarantor whose affairs are for the time being required to be fully consolidated in the consolidated accounts of the Issuer or (as the case may be) the Guarantor;

     "Successor" means, in relation to the Paying Agents, such other or further person, as may from time to time be appointed pursuant to the Paying Agency Agreement as a Paying Agent;

     "Successor in Business" means, in relation to the Issuer or the Guarantor any company which effectively assumes all of the obligations of the Issuer or, as applicable, the Guarantor under, or in respect of, this Trust Deed and the Notes and which:

     (a) owns beneficially the whole or substantially the whole of the undertaking, property and assets owned by the relevant Issuer or the Guarantor, as the case may be, immediately prior thereto; and


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     (b)  carries on, as successor to the relevant Issuer or the Guarantor, as the case may be, the whole or substantially the whole of the business carried on by the relevant Issuer or the Guarantor, as the case may be, immediately prior thereto;

     "Temporary Global Notes" means the Original Temporary Global Notes and any other temporary global notes representing the Further Notes or any of them;

     "this Trust Deed" means this Principal Trust Deed and the Schedules (as from time to time modified in accordance with the provisions contained herein) and (unless the context requires otherwise) includes any deed or other document executed in accordance with the provisions hereof (as from time to time modified as aforesaid) and expressed to be supplemental hereto;

     "Trustee Acts" means both the Trustee Act 1925 and the Trustee Act 2000;

     "UK Listing Authority" means the Financial Services Authority in its capacity as the competent authority for the purposes of Part IV of the Financial Services Act 1986; and

     "Written Resolution" means a resolution in writing signed by or on behalf of all holders of Notes who for the time being are entitled to receive notice of a meeting in accordance with the provisions of this Trust Deed whether contained in one document or several documents in like or substantially like form, each signed by or on behalf of one or more such holders of the Notes.

1.2  Principles of interpretation

     In this Trust Deed references to:

     1.2.1 Statutory modification: a provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment;

     1.2.2 Additional amounts: principal and/or interest in respect of the Notes shall be deemed also to include references to any additional amounts which may be payable under Condition 7 (Taxation);

     1.2.3 Tax: costs, charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof;

     1.2.4 Enforcement of rights: an action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall include, in respect of any jurisdiction other than England, references to such action, remedy or method of judicial proceedings for the enforcement of rights of creditors available or appropriate in such jurisdictions as shall most nearly approximate thereto;


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     1.2.5 Clauses and Schedules: a Schedule or a Clause or sub-clause, paragraph or sub-paragraph is, unless otherwise stated, to a schedule hereto or a clause or sub-clause, paragraph or sub-paragraph hereof respectively;

     1.2.6 Principal: principal shall, when applicable, include premium;

     1.2.7 Clearing systems: Euroclear and/or Clearstream, Luxembourg shall, wherever the context so admits, be deemed to include references to any additional or alternative clearing system approved by the Issuer, the Guarantor and the Trustee;

     1.2.8 Trust Corporation: a trust corporation denotes a corporation entitled by rules made under the Public Trustee Act 1906 to act as a custodian trustee or entitled pursuant to any other legislation applicable to a trustee in any jurisdiction other than England to act as trustee and carry on trust business under the laws of the country of its incorporation; and

     1.2.9 Gender: words denoting the masculine gender shall include the feminine gender also, words denoting individuals shall include companies, corporations and partnerships and words importing the singular number only shall include the plural and in each case vice versa.

1.3  The Conditions

     In this Trust Deed, unless the context requires or the same are otherwise defined, words and expressions defined in the Conditions and not otherwise defined herein shall have the same meaning in this Trust Deed.

1.4  Headings

     The headings and sub-headings are for ease of reference only and shall not affect the construction of this Trust Deed.

1.5  The Schedules

     The schedules are part of this Trust Deed and shall have effect accordingly.

2.   COVENANT TO REPAY

2.1  Covenant to Repay

     The Issuer covenants with the Trustee that it will, as and when the Original Notes or any of them become due to be redeemed or any principal on the Original Notes or any of them becomes due to be repaid in accordance with the Conditions, unconditionally pay or procure to be paid to or to the order of the Trustee in euro in accordance with the Conditions and in immediately available funds the principal amount of the Original Notes or any of them becoming due for redemption or repayment on that date and shall (subject to the provisions of the Conditions) until all such payments (both before and after judgment or other order) are duly made unconditionally pay or procure to be paid to or to the order of the Trustee as aforesaid on the dates provided for in the Conditions interest on the principal amount of the Original Notes or any of them outstanding from time to time as set out in the Conditions provided that:


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     2.1.1 every payment of principal or interest in respect of the Original
           Notes or any of them made to the Principal Paying Agent in the manner provided in the Paying Agency Agreement shall satisfy, to the extent of such payment, the relevant covenant by the Issuer contained in this Clause except to the extent that there is default in the subsequent payment thereof to the Original Noteholders or Original Couponholders (as the case may be) in accordance with the Conditions;

     2.1.2 if any payment of principal or interest in respect of the Original Notes or any of them is made after the due date, payment shall be deemed not to have been made until either the full amount is paid to the Original Noteholders or, if earlier, the fifth day after notice has been given to the Original Noteholders or Original Couponholders (as the case may be) in accordance with the Conditions that the full amount has been received by the Principal Paying Agent or the Trustee except, in the case of payment to the Principal Paying Agent, to the extent that there is failure in the subsequent payment to the Original Noteholders or Original Couponholders (as the case may be) under the Conditions; and

     2.1.3 in any case where payment of the whole or any part of the principal amount due in respect of any Original Note is improperly withheld or refused upon due presentation (if so provided for in the Conditions) of the Original Note, interest shall accrue on the whole or such part of such principal amount from the date of such withholding or refusal until the date either on which such principal amount due is paid to the Original Noteholders or, if earlier, the fifth day after which notice is given to the Original Noteholders in accordance with the Conditions that the full amount payable in respect of the said principal amount is available for collection by the Original Noteholders provided that on further due presentation thereof (if so provided for in the Conditions) such payment is in fact made.

     The Trustee will hold the benefit of this covenant and the covenant in Clause 5 (Covenant to comply with Trust Deed and Schedules) on trust for the Original Noteholders and Original Couponholders.

2.2  Following an Event of Default.

     At any time after any Event of Default or Potential Event of Default shall have occurred, the Trustee may:

     2.2.1 by notice in writing to the Issuer, the Guarantor, the Principal Paying Agent and the other Paying Agents require the Principal Paying Agent and the other Paying Agents or any of them:

           (a) to act thereafter, until otherwise instructed by the Trustee, as Paying Agents of the Trustee under the provisions of this Trust Deed on the terms provided in the Paying Agency Agreement (with consequential amendments as necessary and save that the Trustee's liability under any


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                provisions thereof for the indemnification, remuneration
                and payment of out-of-pocket expenses of the Paying Agents shall be limited to amounts for the time being held by the Trustee on the trusts of this Trust Deed in relation to the Notes on the terms of this Trust Deed and available to the Trustee for such purpose) and thereafter to hold all Notes and Coupons and all sums, documents and records held by them in respect of Notes and Coupons on behalf of the Trustee; and/or

           (b) to deliver up all Notes and Coupons and all sums, documents and records held by them in respect of Notes and Coupons to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any document or record which the relevant Paying Agent is obliged not to release by any law or regulation; and

     2.2.2 by notice in writing to the Issuer and the Guarantor require each of them to make all subsequent payments in respect of Notes and Coupons to or to the order of the Trustee and with effect from the issue of any such notice until such notice is withdrawn, sub-clause 2.1.1 of Clause 2.1 (Covenant to Repay) and (so far as it concerns payments by the Issuer or the Guarantor) Clause 9.4 (Payment to Noteholders and Couponholders) shall cease to have effect.

2.3  Further Issues

     2.3.1 The Issuer shall be at liberty from time to time (but subject always to the provisions of this Trust Deed) without the consent of the Noteholders or the Couponholders to create and issue further notes or debt securities howsoever designated either ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) and so as to form a single series with the Original Notes and/or Further Notes of any other series or upon such terms as to interest, conversion, redemption and otherwise as the Issuer may at the time of the issue thereof determine.

     2.3.2 Any further notes or debt securities howsoever designated created and issued pursuant to the provisions of sub-clause 2.3.1 shall, if they are to form a single series with the Original Notes or Further Notes of any other series, be constituted by a deed supplemental to this Principal Trust Deed and in any other case, if the Trustee so agrees, may be so constituted. In any such case the Issuer and the Guarantor shall prior to the issue of any such further notes or debt securities, execute and deliver to the Trustee a deed supplemental to this Principal Trust Deed (if applicable, duly stamped or denoted) and containing a covenant by the Issuer in the form mutatis mutandis of Clause 2.1 (Covenant to repay) of this Principal Trust Deed in relation to the principal and interest in respect of such further notes or debt securities howsoever designated and such other provisions (corresponding to any of the provisions contained in this Trust Deed) as the Trustee shall require.


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     2.3.3 A memorandum of every such supplemental deed shall be endorsed by the Trustee on this Principal Trust Deed and by the Issuer on the duplicate of this Principal Trust Deed.

     2.3.4 Any Further Notes not forming a single series with any Original Notes or any other series of Further Notes shall form a separate series and accordingly, unless for any purpose the Trustee at its absolute discretion shall otherwise determine, all the provisions of this Trust Deed (other than Clauses 2.1 (Covenant to Repay) and 3.1 (Global Notes) to 3.3 (Signature) inclusive and Schedules 1 and 2) shall apply separately to each series of the Notes, and in this Trust Deed (other than such Clauses and Schedules) the expression "Notes" and "Noteholders", "Coupons" and "Couponholders" shall be construed accordingly.

3.   THE ORIGINAL NOTES

3.1  Global Notes

     3.1.1 The Original Tranche A Notes will initially be represented by the Original Tranche A Temporary Global Note in the principal amount of
           (euro)800,000,000. Interests in the Original Tranche A Temporary Global Note shall be exchangeable, in accordance with its terms, for interests in the Original Tranche A Permanent Global Note.

     3.1.2 The Original Tranche B Notes will initially be represented by the Original Tranche B Temporary Global Note in the principal amount of
           (euro)350,000,000. Interests in the Original Tranche B Temporary Global Note shall be exchangeable, in accordance with its terms, for interests in the Original Tranche B Permanent Global Note.

     3.1.3 An Original Permanent Global Note shall be exchangeable, in accordance with its terms, for Original Notes in definitive form.

3.2  The definitive Notes

     The definitive Original Notes and the Original Coupons will be security printed in accordance with applicable legal and stock exchange requirements substantially in the forms set out in Schedule 2. The definitive Original Notes will be endorsed with the Conditions.

3.3  Signature

     The Original Notes and the Original Coupons will be signed manually or in facsimile by any two directors of the Issuer and, in the case of the Original Notes, will be authenticated manually or in facsimile by or on behalf of the Principal Paying Agent. The Issuer may use the facsimile signature of directors who at the date of this Trust Deed are duly authorised directors of the Issuer even if at the time of issue of any Original Notes and/or Original Coupons he no longer holds that office. Original Notes and Original Coupons so executed and authenticated will be binding and valid obligations of the Issuer.

3.4  Entitlement to treat holder as owner

     The Issuer, the Guarantor, the Trustee and any Paying Agent may deem and treat the holder of any Note and any Coupon appertaining to the relevant Note as the absolute owner of such Note or such Coupon as the case may be, free of any equity, set-off or counterclaim on the part of the Issuer against the original or any intermediate holder of such Note (whether or not such Note or such Coupon shall be overdue and notwithstanding any notation of ownership or other writing thereon or any notice of previous loss or theft of such Note or Coupon) for all purposes and, except as ordered by a court of competent jurisdiction or as required by applicable law, the Issuer, the Guarantor, the Trustee and the Paying Agents shall not be affected by any notice to the contrary. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon the Notes and Coupons.

4.   GUARANTEE AND INDEMNITY

4.1  Guarantee

     The Guarantor unconditionally and irrevocably guarantees to the Trustee payment of all sums expressed to be payable by the Issuer under this Trust Deed or in respect of the Notes or Coupons, as and when the same becomes due and payable, whether at maturity, upon early redemption, upon acceleration or otherwise, according to the terms of this Trust Deed and the Notes and Coupons. In case of the failure of the Issuer to pay any such sum as and when the same shall become due and payable, the Guarantor hereby agrees to cause such payment to be made as and when the same becomes due and payable, whether at maturity, upon early redemption, upon acceleration or otherwise, as if such payment were made by the Issuer.

4.2  Guarantor as principal debtor

     The Guarantor agrees that if any sum referred to in Clause 4.1 is not recoverable from the Guarantor thereunder for any reason whatsoever (including, without limitation, by reason of any of the obligations expressed to be assumed by the Issuer in this Trust Deed or the Notes being or becoming void or unenforceable for any reason, whether or not known to the Trustee or any Noteholder or Couponholder), then the Guarantor will cause such payment to be made by way of a full indemnity in the manner and currency as is provided for in this Trust Deed or such Notes, as the case may be. This indemnity constitutes a separate and independent obligation from the other obligations of the Guarantor under this Trust Deed and shall give rise to a separate and independent cause of action.

4.3  Unconditional payment

     If the Issuer defaults in the payment of any sum expressed to be payable by the Issuer under this Trust Deed or in respect of the Notes or Coupons as and when the same shall become due and payable, the Guarantor shall forthwith unconditionally pay or procure to be paid to or to the order of the Trustee in euro in immediately available funds the amount in respect of which such default has been made; provided that every payment of such amount made by the Guarantor to the Principal Paying Agent in the manner provided in the Paying Agency Agreement shall be deemed to cure pro tanto such default by the Issuer and shall be deemed for the purposes of this Clause 4 to have been paid to or for the account of the Trustee except to the extent that there is failure in the subsequent payment of such amount to the Noteholders and Couponholders in accordance with the Conditions, and everything so paid by the Guarantor in accordance with the Paying Agency Agreement shall have the same effect as if it had been paid thereunder by the Issuer.

4.4  Unconditional obligation

     The Guarantor agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of this Trust Deed or any Note or Coupon, or any change in or amendment hereto or thereto, the absence of any action to enforce the same, any waiver or consent by any Noteholder or Couponholder or by the Trustee with respect to any provision of this Trust Deed or the Notes, the obtaining of any judgment against the Issuer or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defence of a guarantor.

4.5  Guarantor's obligations continuing

     The Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any Note or the indebtedness evidenced thereby and all demands whatsoever. The Guarantor agrees that the guarantee and indemnity contained in this Clause 4 is a continuing guarantee and indemnity and shall remain in full force and effect until all amounts due as principal, interest or otherwise in respect of the Notes or Coupons or under this Trust Deed shall have been paid in full and that the Guarantor shall not be discharged by anything other than a complete performance of the obligations contained in this Trust Deed and the Notes and Coupons.

4.6  Subrogation of Guarantor's rights

     The Guarantor shall be subrogated to all rights of the Noteholders against the Issuer in respect of any amounts paid by the Guarantor pursuant hereto; provided that the Guarantor shall not without the consent of the Trustee be entitled to enforce, or to receive any payments arising out of or based upon or prove in any insolvency or winding up of the Issuer in respect of, such right of subrogation until such time as the principal of and interest on all outstanding Notes and Coupons and all other amounts due under this Trust Deed and the Notes and Coupons have been paid in full. Furthermore, until such time as aforesaid the Guarantor shall not take any security or counter-indemnity from the Issuer in respect of the Guarantor's obligations under this Clause 4.

4.7  Repayment to the Issuer

     If any payment received by the Trustee or the Principal Paying Agent pursuant to the provisions of this Trust Deed or the Conditions shall, on the subsequent bankruptcy, insolvency, corporate reorganisation or other similar event affecting the Issuer, be avoided, reduced, invalidated or set aside under any laws relating to bankruptcy, insolvency, corporate reorganisation or other similar events, such payment shall not be considered as discharging or diminishing the liability of the Guarantor whether as guarantor, principal debtor or indemnifier and the guarantee and indemnity contained in this Clause 4 shall continue to apply as if such payment had at all times remained owing by the Issuer provided that the obligations of the Issuer and/or the Guarantor under this sub-clause shall, as regards each payment made to the Trustee or any Noteholder or Couponholder which is avoided or set aside, be contingent upon such payment being reimbursed to the Issuer or other persons entitled through the Issuer.

4.8  Suspense account

     Any amount received or recovered by the Trustee from the Guarantor in respect of any sum payable by the Issuer under this Trust Deed or the Notes or the Coupons may be placed in a suspense account and kept there for so long as the Trustee thinks fit.

5.   COVENANT TO COMPLY WITH TRUST DEED AND SCHEDULES

     The Issuer and the Guarantor each hereby covenants with the Trustee to comply with those provisions of this Trust Deed and the Conditions which are expressed to be binding on it and to perform and observe the same. The Notes and the Coupons are subject to the provisions contained in this Trust Deed, all of which shall be binding upon the Issuer, the Guarantor, the Noteholders and the Couponholders and all persons claiming through or under them respectively.

6.   COVENANTS BY THE ISSUER AND THE GUARANTOR

     Each of the Issuer and the Guarantor hereby covenants with the Trustee that, so long as any of the Notes remain outstanding, it will:

6.1  Books of account

     At all times keep such books of account as may be necessary to comply with all applicable laws and so as to enable the financial statements of the Issuer and the Guarantor to be prepared and following the happening of a Potential Event of Default allow the Trustee and any person appointed by it free access to the same at all reasonable times during normal business hours, provided that the Trustee shall only use information so obtained in connection with the performance of its duties vested in it under this Trust Deed or by operation of law and shall be subject to any limitations on disclosure and duties of confidentiality imposed by law or government aurhority;

6.2  Event of Default

     Give notice in writing to the Trustee forthwith upon becoming aware of any Potential Event of Default and without waiting for the Trustee to take any further action;

6.3  Certificate of Compliance

     Provide to the Trustee within 14 days of any request by the Trustee and at the time of the despatch to the Trustee of its annual balance sheet and profit and loss account, and in any event not later than 180 days after the end of its financial year, a certificate in the English language, signed by two Authorised Signatories of the Issuer, or the

     Guarantor, as the case may be, certifying that up to a specified date not earlier than seven days prior to the date of such certificate (the "Certified Date") there did not exist nor had there existed at any time prior thereto since the Certified Date in respect of the previous such certificate (or, in the case of the first such certificate, since the date of this Trust Deed) any Event of Default or Potential Event of Default or (if such is not the case) specifying the same;

6.4  Financial statements

     Send to the Trustee (if the same are produced) as soon as practicable after their date of publication and in the case of annual financial statements in any event not more than 180 days after the end of each financial year, two copies in the English language of the Issuer's and the Guarantor's, as the case may be, annual balance sheet and profit and loss account and of every balance sheet, profit and loss account, report or other notice, statement or circular issued to the members or holders of publicly quoted debentures of the Issuer or the Guarantor, as the case may be, in their capacity as such at the time of the actual (or legally or contractually required) issue or publication thereof;

6.5  Information

     So far as permitted by applicable law, at all times give to the Trustee such information, opinions, certificates and other evidence as it shall reasonably require and in such form as it shall reasonably require (including, without limitation, the certificates called for by the Trustee pursuant to Clause 6.3 (Certificate of Compliance) for the performance of its functions under this Trust Deed;

6.6  Notes held by Issuer and Guarantor

     Send to the Trustee forthwith upon being so requested in writing by the Trustee a certificate of the Issuer or, as the case may be, Guarantor (signed on its behalf by two Authorised Signatories) setting out the total number of Notes of each series which at the date of such certificate are held by or for the benefit of the Issuer or, as the case may be, the Guarantor, or any Subsidiary;

6.7  Execution of further Documents

     So far as permitted by applicable law, at all times execute all such further documents and do all such further acts and things as may be necessary at any time or times in the reasonable opinion of the Trustee to give effect to the provisions of this Trust Deed;

6.8  Notices to Noteholders

     Send or procure to be sent to the Trustee not less than three days prior to the date of publication, for the Trustee's approval, one copy of each notice to be given to the Noteholders in accordance with the Conditions and not publish such notice without such approval and, upon publication, send to the Trustee two copies of such notice (such approval, unless so expressed, not to constitute approval for the purpose of Section 57 of the Financial Services Act 1986 of such notice as an investment advertisement (as therein defined));

6.9  Notification of non-payment

     Use its best endeavours to procure that the Principal Paying Agent notifies the Trustee forthwith in the event that it does not, on or before the due date for payment in respect of the Notes or any of them or any of the Coupons, receive unconditionally the full amount in the relevant currency of the moneys payable on such due date on all such Notes or Coupons;

6.10 Notification of late payment

     In the event of the unconditional payment to the Principal Paying Agent or the Trustee of any sum due in respect of the Notes or any of them or any of the Coupons being made after the due date for payment thereof, forthwith upon request by the Trustee give notice to the Noteholders that such payment has been made;

6.11 Notification of redemption or repayment

     Not less than the number of days specified in the relevant Condition prior to the redemption or repayment date in respect of any Note, give to the Trustee notice in writing of the amount of such redemption or repayment pursuant to the Conditions and duly proceed to redeem or repay such Notes accordingly;

6.12 Tax redemption

     If the Issuer gives notice to the Trustee that it intends to redeem any of the Notes pursuant to Condition 5(b) (Redemption and Purchase - Redemption for tax reasons) the Issuer shall, prior to giving such notice to the Noteholders, provide such information to the Trustee as the Trustee reasonably requires in order to satisfy itself of the matters referred to in such Condition;

6.13 Change of taxing jurisdiction

     If the Issuer or the Guarantor shall become subject generally to the taxing jurisdiction of any territory or any political sub-division thereof or any authority therein or thereof having power to tax other than or in addition to Luxembourg (in the case of the Issuer) or Switzerland (in the case of the Guarantor), immediately upon becoming aware thereof it shall notify the Trustee of such event and (unless the Trustee otherwise agrees) enter as soon as practicable into a trust deed supplemental hereto, giving to the Trustee an undertaking or covenant in form and manner reasonably satisfactory to the Trustee in terms corresponding to the terms of Condition 7 (Taxation) with the substitution for (or, as the case may be, the addition to) the references therein to Luxembourg or Switzerland of references to that other or additional territory to whose taxing jurisdiction, or that of a political subdivision thereof or an authority therein or thereof, the Issuer or the Guarantor shall have become subject as aforesaid, such trust deed also to modify Condition 7 (Taxation) so that such Condition shall make reference to that other or additional territory;

6.14 Listing

     At all times use its reasonable endeavours to maintain the listing of the Original Notes on the Official List of the UK Listing Authority and the admission to trading of the Notes on the London Stock Exchange plc or, if it is unable to do so having used its reasonable endeavours or if the maintenance of such listing is agreed by the Trustee to be unduly burdensome or impractical, use its reasonable endeavours to obtain and maintain a quotation or listing of the Original Notes on such other stock exchange or exchanges or securities market or markets as the Issuer and the Guarantor may (with the approval of the Trustee (such approval not to be unreasonably withheld or delayed)) decide and give notice of the identity of such other stock exchange or exchanges or securities market or markets to the Noteholders;

6.15 Authorised Signatories

     Upon the execution hereof and thereafter forthwith upon any change of the same, deliver to the Trustee (with a copy to the Principal Paying Agent) a list of the Authorised Signatories of the Issuer or, as the case may be, the Guarantor, together with certified specimen signatures of the same; and

6.16 Payments

     Pay moneys payable by it to the Trustee hereunder without set off, counterclaim, deduction or withholding, unless otherwise compelled by law and in the event of any deduction or withholding compelled by law will pay such additional amount as will result in the payment to the Trustee of the amount which would otherwise have been payable by it to the Trustee hereunder.

7.   AMENDMENTS

7.1  Waiver

     The Trustee may, without any consent or sanction of the Noteholders or Couponholders and without prejudice to its rights in respect of any subsequent breach, condition, event or act, from time to time and at any time, but only if and in so far as in its opinion the interests of the Noteholders shall not be materially prejudiced thereby, authorise or waive, on such terms and conditions (if any) as shall seem expedient to it, any breach or proposed breach of any of the covenants or provisions contained in this Trust Deed or the Notes or Coupons or determine that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of this Trust Deed; any such authorisation, waiver or determination shall be binding on the Noteholders, the Couponholders and, if, but only if, the Trustee shall so require, the Issuer shall cause such authorisation, waiver or determination to be notified to the Noteholders as soon as practicable thereafter in accordance with the Conditions; provided that the Trustee shall not exercise any powers conferred upon it by this Clause in contravention of any express direction by an Extraordinary Resolution or of a request in writing made by the holders of not less than one-quarter in aggregate principal amount of the Notes then outstanding (but so that no such direction or request shall affect any authorisation, waiver or determination previously given or made).

7.2  Modifications

     The Trustee may from time to time and at any time without any consent or sanction of the Noteholders or Couponholders concur with the Issuer and the Guarantor in making (a) any modification to this Trust Deed or the Notes which in the opinion of the Trustee it may be proper to make provided the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders or (b) any modification to this Trust Deed or the Notes if in the opinion of the Trustee such modification is of a formal, minor or technical nature or made to correct a manifest error. Any such modification shall be binding on the Noteholders and the Couponholders and, unless the Trustee otherwise agrees, the Issuer shall cause such modification to be notified to the Noteholders as soon as practicable thereafter in accordance with the Conditions.

7.3  Substitution of the Issuer

     7.3.1 Procedure: The Trustee may, without the consent of the Noteholders or the Couponholders, agree to the substitution, in place of the Issuer (or of any previous substitute under this Clause) of the Guarantor or any Subsidiary of the Guarantor or any Holding Company or Successor in Business of the Guarantor or any subsidiary of any such holding company or such successor in business (hereinafter called the "Substituted Obligor") as the principal debtor hereunder if:

           (a) a trust deed is executed or some other written form of undertaking is given by the Substituted Obligor to the Trustee, in form and manner reasonably satisfactory to the Trustee, agreeing to be bound by the terms of this Trust Deed, the Notes and the Coupons with any consequential amendments which the Trustee may deem appropriate, as fully as if the Substituted Obligor had been named in this Trust Deed and on the Notes and the Coupons as the principal debtor in place of the Issuer (or of any previous substitute under this Clause);

           (b) the Issuer, the Guarantor and the Substituted Obligor execute such other deeds, documents and instruments (if any) as the Trustee may reasonably require in order that the substitution is fully effective and (unless the Substituted Obligor is the Guarantor) the guarantee contained in Clause 4 (Guarantee and Indemnity) is fully effective in relation to the obligations of the Substituted Obligor and comply with such other requirements as the Trustee may reasonably direct in the interests of the Noteholders and the Couponholders;

           (c) the Trustee is satisfied that (i) the Substituted Obligor has obtained all governmental and regulatory approvals and consents necessary for its assumption of liability as principal debtor in respect of the Notes and the Coupons in place of the Issuer (or such previous substitute as aforesaid), (ii) the Guarantor has obtained all governmental and regulatory approvals and consents necessary for the guarantee to be fully effective as described in sub-clause 7.3.1(b) and (iii) such approvals and consents are at the time of substitution in full force and effect; and

           (d) without prejudice to the generality of the preceding sub-clauses 7.3.1(a) to (c) where the Substituted Obligor is incorporated, domiciled or resident in or is otherwise subject generally to the taxing jurisdiction of any territory or any political sub-division thereof or any authority of or in such territory having power to tax (the "Substituted Territory") other than or in addition to the territory, the taxing jurisdiction of which (or to any such authority of or in which) the Issuer is subject generally (the "Issuer's Territory"), the Substituted Obligor will (unless the Trustee otherwise agrees) give to the Trustee an undertaking in form and manner reasonably satisfactory to the Trustee in terms corresponding to the terms of Condition 7 (Taxation) with the substitution for the reference in that Condition to the Issuer's Territory of references to the Substituted Territory and in such event the Trust Deed and Notes and Coupons will be interpreted accordingly;

     7.3.2 Change of law: In connection with any proposed substitution of the Issuer or any previous substitute, the Trustee may, in its absolute discretion and without the consent of the Noteholders or the Couponholders agree to a change of the law from time to time governing the Notes and the Coupons and this Trust Deed provided that such change of law, in the opinion of the Trustee, would not be materially prejudicial to the interests of the Noteholders;

     7.3.3 Extra duties: The Trustee shall be entitled to refuse to approve any Substituted Obligor if, pursuant to the law of the country of incorporation of the Substituted Obligor, the assumption by the Substituted Obligor of its obligations hereunder imposes responsibilities on the Trustee over and above those which have been assumed under this Trust Deed;

     7.3.4 Directors' certification: If any two directors of the Substituted Obligor certify that immediately prior to the assumption of its obligations as Substituted Obligor under this Trust Deed the Substituted Obligor is solvent after taking account of all prospective and contingent liabilities resulting from its becoming the Substituted Obligor, the Trustee need not have regard to the financial condition, profits or prospects of the Substituted Obligor or compare the same with those of the Issuer or the Guarantor (or of any previous substitute under this Clause);

     7.3.5 Release of Issuer: Any such agreement by the Trustee pursuant to sub-clause 7.3.1 (Procedure) shall, if so expressed, operate to release the Issuer (or such previous substitute as aforesaid) from any or all of its obligations as principal debtor under the Notes and this Trust Deed. Not later than 14 days after the execution of any such documents as aforesaid and after compliance with the said requirements of the Trustee, the Substituted Obligor shall cause notice thereof to be given to the Noteholders; and

     7.3.6 Completion of Substitution: Upon the execution of such documents and compliance with the said requirements, the Substituted Obligor shall be deemed to be named in this Trust Deed and the Notes and Coupons as the principal debtor in place of the Issuer (or of any previous substitute under this Clause) and this Trust Deed, the Notes and the Paying Agency Agreement shall thereupon be deemed to be amended in such manner as shall be necessary to give effect to the substitution and without prejudice to the generality of the foregoing any references in this Trust Deed, in the Notes and Coupons or in the Paying
           Agency Agreement to the Issuer shall be deemed to be references to the Substituted Obligor.

     7.3.7 Consent to Substitution: By subscribing to or purchasing the Notes, the Noteholders expressly consent to the substitution of the Issuer and expressly consent to the release of the Issuer from any and all obligations in respect of the Notes and are deemed to have expressly accepted such substitution.

7.4  Substitution of the Guarantor

     7.4.1 Procedure: The Trustee may, without the consent of the Noteholders or the Couponholders, agree to the substitution, in place of the Guarantor (or of any previous substitute under this Clause) of any Holding Company or Successor in Business of the Guarantor (hereinafter called the "Substituted Guarantor") as the guarantor hereunder if:

           (a) a trust deed is executed or some other written form of undertaking is given by the Substituted Guarantor to the Trustee, in form and manner reasonably satisfactory to the Trustee, agreeing to be bound by the terms of this Trust Deed with any consequential amendments which the Trustee may deem appropriate, as fully as if the Substituted Guarantor had been named in this Trust Deed and on the Notes and the Coupons as the guarantor in place of the Guarantor (or of any previous substitute under this Clause);

           (b) the Issuer, the Guarantor and the Substituted Guarantor execute such other deeds, documents and instruments (if any) as the Trustee may reasonably require in order that the substitution is fully effective and the guarantee contained in Clause 4 (Guarantee and Indemnity) is fully effective in relation to the obligations of the Issuer and comply with such other requirements as the Trustee may reasonably direct in the interests of the Noteholders and the Couponholders;

           (c) the Trustee is satisfied that (i) the Substituted Guarantor has obtained all governmental and regulatory approvals and consents necessary for the guarantee to be fully effective as described in sub-clause 7.4.1(b) and (ii) such approvals and consents are at the time of substitution in full force and effect;

           (d) the Substituted Guarantor has a rating given by an internationally recognised rating agency at least equal to the rating of the Guarantor (or of any previous substitute under this Clause) immediately before such substitution; and

           (e) without prejudice to the generality of the preceding sub-clauses 7.4.1(a) to (d) where the Substituted Guarantor is incorporated, domiciled or resident in or is otherwise subject generally to the taxing jurisdiction of a Substituted Territory other than or in addition to the territory, the taxing jurisdiction of which (or to any such authority of or in which) the Guarantor is subject generally (the "Guarantor's Territory"), the Substituted Guarantor will (unless the Trustee otherwise agrees) give to the Trustee an undertaking in form and manner reasonably satisfactory to the Trustee in terms corresponding to the terms of Condition 7 (Taxation) with the substitution for the reference in that Condition to the Guarantor's Territory of references to the Substituted Territory and in such event the Trust Deed will be interpreted accordingly;

     7.4.2 Change of law: In connection with any proposed substitution of the Guarantor or any previous substitute, the Trustee may, in its absolute discretion and without the consent of the Noteholders or the Couponholders agree to a change of the law from time to time governing this Trust Deed provided that such change of law, in the opinion of the Trustee, would not be materially prejudicial to the interests of the Noteholders;

     7.4.3 Extra duties: The Trustee shall be entitled to refuse to approve any Substituted Guarantor if, pursuant to the law of the country of incorporation of the Substituted Guarantor, the assumption by the Substituted Guarantor of its obligations hereunder imposes responsibilities on the Trustee over and above those which have been assumed under this Trust Deed;

     7.4.4 Directors' certification: If any two directors of the Substituted Guarantor certify that immediately prior to the assumption of its obligations as Substituted Guarantor under this Trust Deed the Substituted Guarantor is solvent after taking account of all prospective and contingent liabilities resulting from its becoming the Substituted Guarantor, the Trustee need not have regard to the financial condition, profits or prospects of the Substituted Guarantor or compare the same with those of the Guarantor (or of any previous substitute under this Clause);

     7.4.5 Interests of Noteholders: Neither the Trustee nor any Noteholder or Couponholder shall, in connection with any such substitution, be entitled to claim from the Guarantor any indemnification or payment in respect of any tax consequence of any such substitution upon individual Noteholders or Couponholders;

     7.4.6 Release of Guarantor: Any such agreement by the Trustee pursuant to subclause 7.4.1 (Procedure) shall, if so expressed, operate to release the Guarantor (or such previous substitute as aforesaid) from any or all of its obligations as guarantor under this Trust Deed. Not later than 14 days after the execution of any such documents as aforesaid and after compliance with the said requirements of the Trustee, the Substituted Guarantor shall cause notice thereof to be given to the Noteholders; and

     7.4.7 Completion of Substitution: Upon the execution of such documents and compliance with the said requirements, the Substituted Guarantor shall be deemed to be named in this Trust Deed and the Notes and Coupons as the guarantor in place of the Guarantor (or of any previous substitute under this Clause) and this Trust Deed, the Notes and the Paying Agency Agreement shall thereupon be deemed to be amended in such manner as shall be necessary to give effect to the substitution and without prejudice to the generality of the foregoing any references in this Trust Deed, in the Notes and Coupons or in the Paying Agency Agreement to the Guarantor shall be deemed to be references to the Substituted Guarantor.

8.   ENFORCEMENT

8.1  Legal Proceedings

     The Trustee may at any time, at its discretion and without notice, institute such proceedings against the Issuer as it may think fit to recover any amounts due in respect of the Notes which are unpaid or to enforce any of its rights under this Trust Deed or the Conditions but it shall not be bound to take any such proceedings unless (a) it shall have been so directed by an Extraordinary Resolution or so requested in writing by the holders of at least one-quarter in principal amount of the outstanding Notes and (b) it shall have been indemnified and/or secured to its satisfaction against all liabilities, proceedings, claims and demands to which it may thereby become liable and all costs, charges and expenses which may be incurred by it in connection therewith and provided that the Trustee shall not be held liable for the consequence of taking any such action and may take such action without having regard to the effect of such action on individual Noteholders or Couponholders. Only the Trustee may enforce the provisions of the Notes or this Trust Deed and no Noteholder or Couponholder shall be entitled to proceed directly against the Issuer or the Guarantor unless the Trustee, having become bound so to proceed, fails to do so within a reasonable time and such failure is continuing.

8.2  Evidence of Default

     If the Trustee (or any Noteholder or Couponholder where entitled under this Trust Deed so to do) makes any claim, institutes any legal proceeding or lodges any proof in a winding-up or insolvency of the Issuer or the Guarantor under this Trust Deed or under the Notes of any series, proof therein that:

     8.2.1 as regards any specified Note of that series the Issuer has made default in paying any principal due in respect of such Note shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Notes of that series in respect of which a corresponding payment is then due; and

     8.2.2 as regards any specified Coupon relating to Notes of that series the Issuer has made default in paying any interest due in respect of such Coupon shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Coupons relating to Notes of that series in respect of which a corresponding payment is then due;

     and for the purposes of this Clause 8.2 a payment shall be a "corresponding" payment notwithstanding that it is due in respect of a Note of a different denomination from that in respect of the above specified Note or specified Coupon.

9.   APPLICATION OF MONEYS

9.1  Application of Moneys

     All moneys received by the Trustee in respect of the Notes or amounts payable under this Trust Deed will (a) despite any appropriation of all or part of them by the Issuer or the Guarantor and (b) unless and to the extent attributable in the opinion of the Trustee to a particular series of Notes, be apportioned pari passu and rateably between each series of the Notes, and all moneys received by the Trustee under this Trust Deed to the extent attributable in the opinion of the Trustee to a particular series of the Notes or which are apportioned to such series as aforesaid (including any moneys which represent principal or interest in respect of Notes or Coupons which have become void under the Conditions) be held by the Trustee on trust to apply them (subject to Clause 9.2 (Investment of Moneys) and Clause 4.8 (Suspense Account)):

     9.1.1 first, in payment or satisfaction of the costs, charges, expenses and liabilities incurred by the Trustee in the preparation and execution of the trusts of this Trust Deed (including remuneration of the Trustee);

     9.1.2 secondly, in or towards payment pari passu and rateably of all arrears of interest remaining unpaid in respect of the Notes of that series and all principal moneys due on or in respect of the Notes of that series; and

     9.1.3 thirdly, the balance (if any) in payment to the Issuer or, if such moneys were received from the Guarantor, the Guarantor; without prejudice to the provisions of this Clause, if the Trustee holds any moneys which represent claims for principal or interest in respect of Notes or Coupons which have become void under the Conditions, the Trustee shall hold such moneys on the above trusts.

9.2  Investment of Moneys

     If the amount of the moneys at any time available for payment of principal and interest in respect of any series of Notes under Clause 9.1 (Application of Moneys) shall be less than a sum sufficient to pay at least one-tenth of the principal amount of such series of Notes then outstanding, the Trustee may, at its discretion, invest such moneys upon some or one of the investments hereinafter authorised with power from time to time, with like discretion, to vary such investments; and such investments with the resulting income thereof may be accumulated until the accumulations together with any other funds for the time being under the control of the Trustee and available for the purpose shall amount to a sum sufficient to pay at least one-tenth of the principal amount of such series of Notes then outstanding and such accumulation and funds (after deduction of any taxes and any other deductibles applicable thereto) shall then be applied in the manner aforesaid.

9.3  Authorised Investments

     Any moneys which under this Trust Deed may be invested by the Trustee may be invested in the name or under the control of the Trustee in any of the investments for the time being authorised by English law for the investment by trustees of trust moneys or in any other investments, whether similar to those aforesaid or not, which may be selected by the Trustee or by placing the same on deposit in the name or under the control of the Trustee with such bank or other financial institution as the Trustee may think fit and in such currency as the Trustee in its absolute discretion may determine and the Trustee may at any time vary or transfer any of such investments for or into other such investments or convert any moneys so deposited into any other currency and shall not be responsible for any Liability occasioned by reason of any such investments or such deposit whether by depreciation in value, fluctuation in exchange rates or otherwise.

9.4  Payment to Noteholders and Couponholders

     The Trustee shall give notice to the Noteholders in accordance with the Conditions of the date fixed for any payment under Clause 9.1 (Application of Moneys). Any payment to be made in respect of the Notes or the Coupons by the Issuer, the Guarantor or the Trustee may be made in the manner provided in the Conditions, the Paying Agency Agreement and this Trust Deed and any payment so made shall be a good discharge, to the extent of such payment, by the Issuer, the Guarantor or the Trustee, as the case may be. Any payment in full of interest made in respect of a Coupon in the manner aforesaid shall extinguish any claim of a Noteholder which may arise directly or indirectly in respect of such interest.

9.5  Production of Notes and Coupons

     Upon any payment under Clause 9.4 (Payment to Noteholders and Couponholders) of principal or interest, the Note or Coupon in respect of which such payment is made shall, if the Trustee so requires, be produced to the Trustee or the Paying Agent by or through whom such payment is made and the Trustee shall, in the case of part payment, enface or cause such Paying Agent to enface a memorandum of the amount and date of payment thereon or, in the case of payment in full, shall cause such Note or Coupon to be surrendered or shall cancel or procure the same to be cancelled and shall certify or procure the certification of such cancellation.

9.6  Noteholders to be treated as holding all Coupons

     Wherever in this Trust Deed the Trustee is required or entitled to exercise a power, trust, authority or discretion under this Trust Deed, the Trustee shall, notwithstanding that it may have express notice to the contrary, assume that each Noteholder is the holder of all Coupons appertaining to each Note of which he is the holder.

10.  TERMS OF APPOINTMENT

     By way of supplement to the Trustee Acts, it is expressly declared as follows:

10.1 Reliance on Information

     10.1.1 Advice: the Trustee may in relation to this Trust Deed act on the opinion or advice of or a certificate or any information obtained from any lawyer, banker, valuer, surveyor, broker, auctioneer, accountant or other expert (whether obtained by the Trustee, the Issuer, the Guarantor, any Subsidiary or any Paying Agent) and which advice or opinion may be provided on such terms (including as to limitations on liability) as the Trustee may consider in its sole discretion to be consistent with prevailing market practice with regard to advice or opinions of that nature and shall not be responsible for any Liability occasioned by so acting; any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, telex, cablegram or facsimile transmission and the Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic;

     10.1.2 Certificate of directors or authorised signatories: the Trustee may call for and shall be at liberty to accept a certificate signed by two directors and/or two authorised signatories of the Issuer or the Guarantor or other person duly authorised on their behalf as to any fact or matter prima facie within the knowledge of the Issuer or the Guarantor, as the case may be, as sufficient evidence thereof and a like certificate to the effect that any particular dealing, transaction or step or thing is, in the opinion of the person so certifying, expedient as sufficient evidence and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any liability that may be occasioned by its failing so to do;

     10.1.3 Resolution or direction of Noteholders: the Trustee shall not be responsible for acting upon any resolution purporting to be a Written Resolution or to have been passed at any meeting of holders of the Notes of any series in respect whereof minutes have been made and signed or a direction of a specified percentage of such Noteholders, even though it may subsequently be found that there was some defect in the constitution of the meeting or the passing of the resolution or the making of the directions or that for any reason the resolution purporting to be a Written Resolution or to have been passed at any Meeting or the making of the directions was not valid or binding upon such Noteholders and Couponholders;

     10.1.4 Reliance on certification of clearing system: the Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence thereof and shall not be liable to the Issuer, the Guarantor or any Noteholder by reason only of either having accepted as valid or not having rejected an original certificate or letter of confirmation purporting to be signed on behalf of Euroclear, Clearstream, Luxembourg or any other relevant clearing system in relation to any matter to the effect that at any particular time or throughout any particular period any particular person is, was or will be shown in its records as having a particular nominal amount of Notes credited to his securities account;

     10.1.5 Noteholders as a class: in connection with any exercise by the Trustee of any of its powers, trusts, authorities or discretions under this Trust Deed, it shall have regard to the general interests of the relevant Noteholders as a class and in particular, but without prejudice to the generality of the foregoing, shall not have regard to the consequences of such exercise for any individual Noteholders or Couponholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory and the Trustee shall not be entitled to require, nor shall any Noteholder or Couponholder be entitled to claim, from the Issuer, the Guarantor, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders or Couponholders except to the extent already provided for in Condition 7 and/or any undertaking given in addition thereto or in substitution therefor under this Trust Deed;

     10.1.6 Trustee not responsible for investigations: the Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in this Trust Deed, the Notes, or any other agreement or document relating to the transactions herein or therein contemplated or for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence thereof;

     10.1.7 No Liability as a result of the delivery of a certificate: the Trustee shall have no Liability whatsoever for any loss, cost, damages or expenses directly or indirectly suffered or incurred by the Issuer, the Guarantor, any Noteholder, Couponholder or any other person as a result of the delivery by the Trustee to the Issuer of a certificate as to material prejudice pursuant to Condition 8 (Events of Default) on the basis of an opinion formed by it in good faith;

     10.1.8 No obligation to monitor: the Trustee shall be under no obligation to monitor or supervise the functions of any other person under the Notes or Coupons or any other agreement or document relating to the transactions herein or therein contemplated and shall be entitled, in the absence of actual knowledge of a breach of obligation, to assume that each such person is properly performing and complying with its obligations;

     10.1.9 Notes held by the Issuer: in the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry (other than requesting a certificate of the Issuer under Clause 6.6 (Notes held by Issuer and Guarantor)), that no Notes are for the time being held by or for the benefit of the Issuer or the Guarantor or their Subsidiaries;

     10.1.10 Forged Notes: the Trustee shall not be liable to the Issuer, the Guarantor or any Noteholder or Couponholder by reason of having accepted as valid or not having rejected any Note or Coupon as such and subsequently found to be forged or not authentic;

     10.1.11 Events of Default: the Trustee shall not be bound to give notice to any person of the execution of this Trust Deed or to take any steps to ascertain whether any Event of Default or Potential Event of Default has happened and, until it shall have actual knowledge or express notice to the contrary, the Trustee shall be entitled to assume that no such Event of Default or Potential Event of Default has happened and that each of the Issuer and the Guarantor is observing and performing all the obligations on its part contained in the Notes and Coupons and under this Trust Deed and no event has happened as a consequence of which any of the Notes may become repayable;

     10.1.12 Interests of accountholders or participants: so long as any Note is held by or on behalf of Euroclear or Clearstream, Luxembourg, in considering the interests of Noteholders, the Trustee may consider the interests (either individual or by category) of its accountholders or participants with entitlements to any such Note as if such accountholders or participants were the holder(s) thereof; and

     10.1.13 Right to Deduct or Withhold: notwithstanding anything contained in this Trust Deed, to the extent required by any applicable law, if the Trustee is or will be required to make any deduction or withholding from any distribution or payment made by it hereunder or if the Trustee is or will be otherwise charged to, or is or may become liable to, tax as a consequence of performing its duties hereunder whether as principal, agent or otherwise, and whether by reason of any assessment, prospective assessment or other imposition of liability to taxation of whatsoever nature and whensoever made upon the Trustee, and whether in connection with or arising from any sums received or distributed by it or to which it may be entitled under this Trust Deed (other than in connection with its remuneration as provided for herein) or any investments or deposits from time to time representing the same, including any income or gains arising therefrom or any action of the Trustee in connection with the trusts of this Trust Deed (other than the remuneration herein specified) or otherwise, then the Trustee shall be entitled to make such deduction or withholding or, as the case may be, to retain out of sums received by it an amount sufficient to discharge any liability to tax which relates to sums so received or distributed or to discharge any such other liability of the Trustee to tax from the funds held by the Trustee upon the trusts of this Trust Deed.

10.2 Trustee's powers and duties

     10.2.1 Trustee's determination: the Trustee may determine whether or not a default in the performance or observance by the Issuer or the Guarantor of any obligation under the provisions of this Trust Deed or contained in the Notes or Coupons is materially prejudicial to the interests of the Noteholders and if the Trustee shall certify that any such default is, in its opinion, materially prejudicial to the interests of the relevant Noteholders, such certificate shall be conclusive and binding upon the Issuer, the Guarantor and the relevant Noteholders and Couponholders;

     10.2.2 Determination of questions: the Trustee as between itself and the Noteholders and the Couponholders shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Trust Deed and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee, the Noteholders and the Couponholders;

     10.2.3 Trustee's discretion: the Trustee shall (save as expressly otherwise provided herein) as regards all the trusts, powers, authorities and discretion vested in it by this Trust Deed or by operation of law, have absolute and uncontrolled discretion as to the exercise or non-exercise thereof and the Trustee shall not be responsible for any Liability that may result from the exercise or non-exercise thereof but whenever the Trustee is under the provisions of this Trust Deed bound to act at the request or direction of the relevant Noteholders, the Trustee shall nevertheless not be so bound unless first indemnified and/or provided with security to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing;

     10.2.4 Trustee's consent: any consent given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee may require;

     10.2.5 Conversion of currency: where it is necessary or desirable for any purpose in connection with this Trust Deed to convert any sum from one currency to another it shall (unless otherwise provided by this Trust Deed or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be specified by the Trustee in its absolute discretion as relevant and any rate, method and date so specified shall be binding on the Issuer, the Guarantor, the Noteholders and the Couponholders;

     10.2.6 Application of proceeds: the Trustee shall not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Notes, the exchange of any Temporary Global Note for any Permanent Global Note or any Permanent Global Note for definitive Notes or the delivery of any Note or Coupon to the persons entitled to them;

     10.2.7 Error of judgment: the Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Trustee assigned by the Trustee to administer its corporate trust matters;

     10.2.8 Agents: the Trustee may, in the conduct of the trusts of this Trust Deed instead of acting personally, employ and pay an agent on any terms, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money) and provided that it shall have exercised reasonable care in the selection of such agent, the Trustee shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person;

     10.2.9 Delegation: the Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed, act by responsible officers or a responsible officer for the time being of the Trustee and the Trustee may also whenever it thinks fit, whether by power of attorney or otherwise, delegate to any person or persons or fluctuating body of persons (whether being a joint trustee of this Trust Deed or not) all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate with the consent of the Trustee) as the Trustee may think fit in the interests of the Noteholders and provided that it shall have exercised reasonable care in the selection of such delegate, the Trustee shall not be bound to supervise the proceedings or acts of and shall not in any way or to any extent be responsible for any Liability incurred by reason of the misconduct, omission or default on the part of such delegate or sub-delegate;

     10.2.10 Custodians and nominees: the Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trust as the Trustee may determine, including for the purpose of depositing with a custodian this Trust Deed or any document relating to the trust created hereunder and the Trustee shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person; the Trustee is not obliged to appoint a custodian if the Trustee invests in securities payable to bearer; and

     10.2.11 Confidential information: the Trustee shall not (unless required by law or ordered so to do by a court of competent jurisdiction) be required to disclose to any Noteholder or Couponholder confidential information or other information made available to the Trustee by the Issuer or the Guarantor in connection with this Trust Deed and no Noteholder or Couponholder shall be entitled to take any action to obtain from the Trustee any such information.

10.3 Financial matters

     10.3.1 Professional charges: any trustee being a banker, lawyer, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his partner or firm on matters arising in connection with the trusts of this Trust Deed and also his properly incurred charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection with this Trust Deed, including matters which might or should have been attended to in person by a trustee not being a banker, lawyer, broker or other professional person;

     10.3.2 Expenditure by the Trustee: nothing contained in this Trust Deed shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it; and

     10.3.3 Trustee may enter into financial transactions with the Issuer: no Trustee and no director or officer of any corporation being a Trustee hereof shall by reason of the fiduciary position of such Trustee be in any way precluded from making any contracts or entering into any transactions in the ordinary course of business with the Issuer, the Guarantor or any Subsidiary, or any person or body corporate directly or indirectly associated with the Issuer, the Guarantor or any Subsidiary, or from accepting the trusteeship of any other debenture stock, debentures or securities of the Issuer, the Guarantor or any Subsidiary or any person or body corporate directly or indirectly associated with the Issuer, the Guarantor or any Subsidiary, and neither the Trustee nor any such director or officer shall be accountable to the Noteholders or the Issuer, the Guarantor or any Subsidiary, or any person or body corporate directly or indirectly associated with the Issuer, the Guarantor or any Subsidiary, for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions and the Trustee and any such director or officer shall also be at liberty to retain the same for its or his own benefit.

10.4 Disapplication

     Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by this Trust Deed. Where there are any inconsistencies between the Trustee Acts and the provisions of this Trust Deed, the provisions of this Trust Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Trust Deed shall constitute a restriction or exclusion for the purposes of that Act.

10.5 Trustee liable for negligence

     None of the provisions of this Trust Deed shall in any case in which the Trustee has failed to show the degree of care and diligence required by it as trustee, having regard to the provisions of this Trust Deed conferring on the Trustee any powers, authorities or discretions, relieve or indemnify the Trustee against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, wilful default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this Trust Deed.

11.  COSTS AND EXPENSES

11.1 Remuneration

     11.1.1 Normal Remuneration: The Issuer shall pay to the Trustee remuneration for its services as trustee as from the date of this Trust Deed, such remuneration to be a fixed amount to be agreed between the Issuer and the Trustee or at such rate as may from time to time be agreed between the Issuer and the Trustee. Such remuneration shall be payable in advance on the anniversary of the date hereof in each year and the first payment shall be made on the date hereof. Upon the issue of any Further Notes the rate of remuneration in force immediately prior thereto shall be increased by such amount as shall be agreed between the Issuer and the Trustee, such increased remuneration to be calculated from such date as shall be agreed as aforesaid. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Notes of any series be reduced by such amount as shall be agreed between the Issuer and the Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Noteholders and Couponholders) up to and including the date when, all the Notes having become due for redemption, the redemption moneys and interest thereon to the date of redemption have been paid to the Principal Paying Agent or the Trustee, provided that if upon due presentation (if required pursuant to the Conditions) of any Note or Coupon or any cheque, payment of the moneys due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue;

     11.1.2 Extra Remuneration: In the event of the occurrence of an Event of Default or a Potential Event of Default or the Trustee considering it expedient or necessary or being requested by the Issuer to undertake duties which the Trustee and the Issuer or the Guarantor agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them;

     11.1.3 Value added tax: The Issuer shall in addition pay to the Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under this Trust Deed;

     11.1.4 Failure to agree: In the event of the Trustee and the Issuer failing to agree:

             (a) (in a case to which Clause 11.1.1 applies) upon the amount of the remuneration; or

             (b) (in a case to which Clause 11.1.2 applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, or upon such additional remuneration;

             such matters shall be determined by a merchant or investment bank (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, failing such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant or investment bank being payable by the Issuer) and the determination of any such merchant or investment bank shall be final and binding upon the Trustee and the Issuer;

     11.1.5 Expenses: The Issuer shall also pay or discharge all costs, charges and expenses properly incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Trust Deed, including but not limited to legal and travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Trustee in connection with any action taken or contemplated by or on behalf of the Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, this Trust Deed;

     11.1.6 Indemnity: The Issuer shall indemnify the Trustee (a) in respect of all liabilities and expenses properly incurred by it or by any Appointee or other person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by this Trust Deed and (b) against all liabilities, actions, proceedings, costs, claims and demands in respect of any matter or thing properly done or omitted in any way relating to this Trust Deed provided that it is expressly stated that Clause 10.5 (Trustee liable for gross negligence) shall apply in relation to these provisions;

     11.1.7 Payment of amounts due: All amounts payable pursuant to sub-clauses 11.1.5 and 11.1.6 shall be payable by the Issuer on the date specified in a demand by the Trustee and in the case of payments actually made by the Trustee prior to such demand shall carry interest at the rate of one per cent. per annum above the base rate from time to time of The Royal Bank of Scotland plc from the date specified in such demand, and in all other cases shall (if not paid on the date specified in such demand or, if later, within ten days after such demand and, in either case, the Trustee so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Trustee shall carry interest at such rate from the due date thereof;

     11.1.8 Apportionment: The Trustee shall be entitled in its absolute discretion to determine in respect of which series of Notes any costs, charges, expenses or liabilities incurred under this Trust Deed have been incurred or to allocate any such costs, charges, expenses or liabilities between two or more series of Notes;

     11.1.9 Discharges: Unless otherwise specifically stated in any discharge of this Trust Deed the provisions of this Clause 11.1 (Remuneration) shall continue in full force and effect notwithstanding such discharge.

11.2 Stamp duties

     The Issuer will pay all stamp duties, registration taxes, capital duties and other similar duties or taxes (if any) payable in the United Kingdom, Luxembourg or Switzerland on (a) the constitution and issue of the Notes and Coupons, (b) the initial delivery of the Notes (c) any action taken by the Trustee (or any Noteholder or Couponholder where permitted or required under this Trust Deed so to do) to enforce the provisions of the Notes or this Trust Deed and (d) the execution of this Trust Deed. If the Trustee (or any Noteholder or Couponholder where permitted under this Trust Deed so to do) shall take any proceedings against the Issuer or the Guarantor in any other jurisdiction and if for the purpose of any such proceedings this Trust Deed or any Notes are taken into any such jurisdiction and any stamp duties or other duties or taxes become payable thereon in any such jurisdiction, the Issuer will pay (or reimburse the person making payment of) such stamp duties or other duties or taxes (including penalties).

11.3 Exchange rate indemnity

     11.3.1 Currency of Account and Payment: The currency of denomination of any Notes or, in relation to Clause 11.1 (Remuneration), pounds sterling (the "Contractual Currency") is the sole currency of account and payment for all sums payable by the Issuer and Guarantor under or in connection with this Trust Deed and the Notes and the Coupons, including damages;

     11.3.2 Extent of Discharge: An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or the Guarantor or otherwise), by the Trustee or any Noteholder or Couponholder in respect of any sum expressed to be due to it from the Issuer or Guarantor will only discharge the Issuer and Guarantor to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so); and

     11.3.3 Indemnity: If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed or the Notes or the Coupons, the Issuer will indemnify it against any Liability sustained by it as a result. In any event, the Issuer will indemnify the recipient against the cost of making any such purchase.

11.4 Indemnities separate

     The indemnities in this Trust Deed constitute separate and independent obligations from the other obligations in this Trust Deed, will give rise to separate and independent causes of action, will apply irrespective of any indulgence granted by the Trustee and/or any Noteholder or Couponholder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed or the Notes and/or the Coupons or any other judgment or order. Any such Liability as referred to in sub-clause 11.3.3 (Indemnity) shall be deemed to constitute a Liability suffered by the Trustee, the Noteholders and Couponholders and no proof or evidence of any actual Liability shall be required by the Issuer or Guarantor or their liquidator or liquidators.

12.  APPOINTMENT AND RETIREMENT

12.1 Appointment of Trustees

     The power of appointing new trustees of this Trust Deed shall be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. A trust corporation may be appointed sole trustee hereof but subject thereto there shall be at least two trustees hereof one at least of which shall be a trust corporation. Any appointment of a new trustee hereof shall as soon as practicable thereafter be notified by the Issuer to the Paying Agents and to the Noteholders. The Noteholders shall together have the power, exercisable by Extraordinary Resolution, to remove any trustee or trustees for the time being hereof. The removal of any trustee shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such removal.

12.2 Co-trustees

     Notwithstanding the provisions of Clause 12.1 (Appointment of Trustees), the Trustee may, subject to prior consultation, if the Trustee considers it practical to do so, with the Issuer and the Guarantor but without the consent of the Issuer or the Guarantor or the Noteholders, appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:

     12.2.1 if the Trustee considers such appointment to be in the interests of the Noteholders; or

     12.2.2 for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed; or

     12.2.3 for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction either of a judgment already obtained or of this Trust Deed.

12.3 Attorneys

     The Issuer and the Guarantor each hereby irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of this Trust Deed) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by this Trust
     Deed) and such duties and obligations as shall be conferred on such person or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any such person. Such proper remuneration as the Trustee may pay to any such person, together with any attributable costs, charges and expenses properly incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Trust Deed be treated as costs, charges and expenses incurred by the Trustee.

12.4 Retirement of Trustees

     Any Trustee for the time being of this Trust Deed may retire at any time upon giving not less than three calendar months' notice in writing to the Issuer and the Guarantor without assigning any reason therefor and without being responsible for any costs occasioned by such retirement. The retirement of any Trustee shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such retirement. Each of the Issuer and the Guarantor hereby covenants that in the event of the only trustee hereof which is a trust corporation giving notice under this Clause it shall use its reasonable endeavours to procure a new trustee, being a trust corporation, to be appointed and if the Issuer has not procured the appointment of a new trustee within 30 days of the expiry of the Trustee notice referred to in this Clause 12.4, the Trustee shall be entitled to procure forthwith a new trustee.

12.5 Competence of a majority of Trustees

     Whenever there shall be more than two trustees hereof the majority of such trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by this Trust Deed in the Trustee generally.

12.6 Powers additional

     The powers conferred by this Trust Deed upon the Trustee shall be in addition to any powers which may from time to time be vested in it by general law or as the holder of any of the Notes or Coupons.

12.7 Merger

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Clause, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

13.  NOTICES

13.1 Addresses for notices

     All notices and other communications hereunder shall be made in writing and in English (by letter, telex or fax) and shall be sent as follows:

     13.1.1  Issuer: If to the Issuer, to it at:

             Syngenta Luxembourg Finance (#2) S.A.
             1, rue des Glacis
             L-1628 Luxembourg

             Fax: +352 26 21 24 12
             Attention: Managing Director

             With a copy to the Guarantor (details as set out in Clause 13.1.2 below).

     13.1.2  Guarantor: if to the Guarantor, to it at:

             Syngenta AG
             Schwarzwaldallee 215
             4058 Basel
             Switzerland

             Fax: +41 61 323 7571
             Attention: Group General Counsel

             and

             Fax: +41 61 323 5433
             Attention: Group Treasurer

     13.1.3  Trustee: if to the Trustee, to it at:

             J.P. Morgan Trustee and Depositary Company Limited
             Trinity Tower
             9 Thomas More Street
             London E1W 1YT
             United Kingdom

             Fax: +44 20 7777 5410
             Attention: Manager, Trust Administration

13.2 Effectiveness

     Every notice or other communication sent in accordance with Clause 13.1 shall be effective as follows; if sent by letter, it shall be deemed to have been delivered 7 days after the time of despatch and if sent by fax it shall be deemed to have been delivered at the time of despatch provided that any such notice or other communication which would otherwise take effect after 4.00 p.m. on any particular day shall not take effect until
     10.00 a.m. on the immediately succeeding business day in the place of the addressee.

13.3 No Notice to Couponholders

     Neither the Trustee nor the Issuer nor the Guarantor shall be required to give any notice to the Couponholders for any purpose under this Trust Deed and the Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Noteholders in accordance with Condition 15 (Notices).

14.  LAW AND JURISDICTION

14.1 Governing Law

     This Trust Deed and the Notes shall be governed by, and construed in accordance with, English law.

14.2 Jurisdiction

     Each of the Issuer and the Guarantor agrees for the benefit of the Trustee and the Noteholders that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Trust Deed or the Notes or Coupons (respectively, "Proceedings" and "Disputes") and for such purposes, irrevocably submits to the jurisdiction of such courts.

14.3 Appropriate forum

     Each of the Issuer and the Guarantor irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

14.4 Process agent

     Each of the Issuer and the Guarantor agrees that the process by which any Proceedings in England are begun may be served on it by being delivered to Syngenta Limited Attention: Company Secretary at Fernhurst, Haslemere, Surrey GU27 3JE or its registered office for the time being/principal place of business in England for the time being or at any other address for the time being at which process may be served on such person in accordance with Part XXIII of the Companies Act 1985 (as modified or re-enacted from time to time). If such person is not or ceases to be effectively appointed to accept service of process on behalf of the Issuer and the Guarantor, the Issuer and the Guarantor (acting together) shall, on the written demand of the Trustee, appoint a further person in England to accept service of process on their behalf and, failing such appointment within 15 days, the Trustee shall be entitled to appoint such a person by written notice to the Issuer and the Guarantor. Nothing in this sub-clause shall affect the right of the Trustee to serve process in any other manner permitted by law.

14.5 Non-exclusivity

     The submission to the jurisdiction of the courts of England shall not (and shall not be construed so as to) limit the right of the Trustee or any of the Noteholders to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

14.6 Special Acceptance Statement

     Without prejudice to the foregoing, the Issuer expressly and specifically confirms its agreement with the jurisdiction of the courts of England for the purposes of, and in accordance with, Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September 1968, as amended.

15.  SEVERABILITY

     In case any provision in or obligation under this Trust Deed shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

16.  CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

     No person shall have any right to enforce any provision of this Trust Deed under the Contracts (Rights of Third Parties) Act 1999.

17.  COUNTERPARTS

     This Trust Deed may be executed in any number of counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF this Trust Deed has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the date first before written.

                                  SCHEDULE 1

                                    Part A

                         Form Of Temporary Global Note

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                     SYNGENTA LUXEMBOURG FINANCE (#2) S.A.

 (incorporated with limited liability (societe anonyme) under the laws of the Grand-Duchy of Luxembourg on 17 November 2000 and registered with the trade and companies register at the district court of Luxembourg under No. B 78.885, with a subscribed share capital of one hundred thousand Euros (EUR 100,000.-) represented by two thousand (2,000) shares with a par value of EUR 50.- (fifty
   Euros) per share, which have been entirely paid in, and whose articles of incorporation have been published in the Memorial C, Journal Officiel du
Grand-Duche du Luxembourg, Recueil des Societes et Associations ("Memorial C")
                       dated 30 May 2001 on page 18983)

           [(euro)800,000,000 5.50 per cent. Guaranteed Notes due 2006/
            (euro)350,000,000 Guaranteed Floating Rate Notes due 2003]
                                 guaranteed by

                                  SYNGENTA AG
                  (incorporated with limited liability under
                           the laws of Switzerland)

                             TEMPORARY GLOBAL NOTE

1.   Introduction

     This Temporary Global Note is issued in respect of the [(euro)800,000,000
     5.50 per cent. Guaranteed Notes due 2006/(euro)350,000,000 Guaranteed Floating Rate Notes due 2003] (the "Notes") of Syngenta Luxembourg Finance (#2) S.A. (the "Issuer"). The Notes are subject to, and have the benefit of, a trust deed dated 10 July 2001 (as amended or supplemented from time to time, the "Trust Deed") between the Issuer, Syngenta AG (the "Guarantor") and J.P. Morgan Trustee and Depositary Company Limited as trustee (the "Trustee", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a paying agency agreement dated 10 July 2001 (as amended or supplemented from time to time, the "Paying Agency Agreement") and made between the Issuer, the Guarantor, The Chase Manhattan Bank as principal paying agent (the "Principal Paying Agent", which expression includes any successor principal paying agent appointed from time to time in connection with the Notes), the other paying agents named therein (together with the Principal Paying Agent, the "Paying Agents", which expression includes any successor or additional paying agents appointed from time to time in connection with the Notes) and the Trustee.

2.   References to Conditions

     Any reference herein to the "Conditions" is to the terms and conditions of the Notes scheduled to the Trust Deed and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof.

3.   Promise to pay

     The Issuer, for value received, promises to pay to the bearer of this Temporary Global Note the principal amount of this Temporary Global Note being on the date hereof the sum of

                                   (euro)[o]
                              ([o] MILLION EURO)

     on 10 July 200[3/6] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in or determined in accordance with the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions; provided, however, that such interest shall be payable only:

3.1 in the case of interest falling due before the Exchange Date (as defined below), to the extent that a certificate or certificates issued by Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") and/or Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") dated not earlier than the date on which such interest falls due and in substantially the form set out in Schedule 3 hereto is/are delivered to the Specified Office (as defined in the Trust Deed) of the Principal Paying Agent; or

3.2 in the case of interest falling due at any time, to the extent that the Issuer has failed to procure the exchange for the Permanent Global Note (as defined below) of that portion of this Temporary Global Note in respect of which such interest has accrued.

4.   Negotiability

     This Temporary Global Note is negotiable and, accordingly, title to this Temporary Global Note shall pass by delivery.

5.   Exchange

     On or after the day following the expiry of 40 days after the date of issue of this Temporary Global Note (the "Exchange Date"), the Issuer shall procure (in the case of first exchange) the delivery of a permanent global note (the "Permanent Global Note") in substantially the form set out in Part B of Schedule 1 (Form of Permanent Global Note) to the Trust Deed to the bearer of this Temporary Global Note or (in the case of any subsequent exchange) an increase in the principal amount of the Permanent Global Note in accordance with its terms against:

5.1 presentation and (in the case of final exchange) surrender of this Temporary Global Note at the Specified Office of the Principal Paying Agent; and

5.2 receipt by the Principal Paying Agent of a certificate or certificates issued by Euroclear and/or Clearstream, Luxembourg dated not earlier than the Exchange Date and in substantially the form set out in Schedule 3 hereto.

     The principal amount of the Permanent Global Note shall be equal to the aggregate of the principal amounts specified in the certificates issued by Euroclear and/or Clearstream, Luxembourg and received by the Principal Paying Agent; provided, however, that in no circumstances shall the principal amount of the Permanent Global Note exceed the initial principal amount of this Temporary Global Note.

6.   Writing down

     On each occasion on which:

     (a)  a payment of principal is made in respect of this Temporary Global
          Note;

     (b) this Temporary Global Note is exchanged for an interest in the Permanent Global Note; or

     (c) Notes represented by this Temporary Global Note are to be cancelled in accordance with Condition 5(e) (Redemption and Purchase - Cancellation),

     the Issuer shall procure that (a) the amount of such payment of principal or the principal amount of such exchange or the principal amount so cancelled and (b) the remaining principal amount of this Temporary Global Note (which shall be the previous principal amount hereof less the relevant principal amount referred to in (a) are noted in Schedule 1 hereto, whereupon the principal amount of this Temporary Global Note shall for all purposes be as most recently so noted.

7.   Payments

     All payments in respect of this Temporary Global Note shall be made against presentation and (in the case of payment of principal in full with all interest accrued thereon) surrender of this Temporary Global Note at the Specified Office of any Paying Agent and shall be effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Notes. On each occasion on which a payment of interest is made in respect of this Temporary Global Note, the Issuer shall procure that the same is noted in Schedule 1 hereto.

8.   Conditions apply

     Until the entire principal amount of this Temporary Global Note has been extinguished, the bearer of this Temporary Global Note shall be subject to the Conditions and the Trust Deed and, subject as otherwise provided herein, shall be entitled to the same rights and benefits under the Conditions as if the bearer were the holder of Notes in definitive form in substantially the form set out in Part A of Schedule 2 (Form of Definitive
     Note) to the Trust Deed and the related interest coupons and in an aggregate principal amount equal to the principal amount of this Temporary Global Note.

9.   Notices

     Notwithstanding Condition 15 (Notices), while all the Notes are represented by this Temporary Global Note (or by this Temporary Global Note and the Permanent Global Note) and this Temporary Global Note is (or this Temporary Global Note and the Permanent Global Note are) deposited with a common depositary for Euroclear and Clearstream, Luxembourg, notices to Noteholders may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg and, in any case, such notices shall be deemed to have been given to the Noteholders in accordance with the Condition 15 (Notices) on the date of delivery to Euroclear and Clearstream, Luxembourg.

10.  Authentication

     This Temporary Global Note shall not be valid for any purpose until it has been authenticated for and on behalf of The Chase Manhattan Bank as principal paying agent.

11.  Governing law

     This Temporary Global Note is governed by, and shall be construed in accordance with, English law.

     AS WITNESS the manual or facsimile signature of two directors of the Issuer on behalf of the Issuer.

     SYNGENTA LUXEMBOURG FINANCE (#2) S.A.

     By: ..............................
         [manual or facsimile signature]
         (duly authorised)


     By: ..............................
         [manual or facsimile signature]
         (duly authorised)

ISSUED on 10 July 2001

AUTHENTICATED for and on behalf of
The Chase Manhattan Bank
as principal paying agent
without recourse, warranty or liability

By: ..............................
    [manual signature]
    (duly authorised)

                                  Schedule 1

    Payments, Exchange for Permanent Global Note and Cancellation of Notes

====================================================================================================================
                                                    Principal
                                                    amount of
                                                    Permanent
                                                Global Note then
                                                delivered or by                         Remaining
  Date of                                             which            Aggregate        principal
  payment,       Amount of       Amount of          Permanent      principal amount   amount of this
delivery or    interest then   principal then   Global Note then     of Notes then      Temporary      Authorised
cancellation       paid            paid             increased          cancelled       Global Note     Signature
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                  Schedule 2

                     Form of Accountholder's Certification

                     SYNGENTA LUXEMBOURG FINANCE (#2) S.A.
                  (incorporated with limited liability under
                            the laws of Luxembourg)

         [(euro)800,000,000 5.50 per cent. Guaranteed Notes due 2006/
          (euro)350,000,000 Guaranteed Floating Rate Notes due 2003]
                                 guaranteed by

                                  SYNGENTA AG
                  (incorporated with limited liability under
                           the laws of Switzerland)

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (a) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (b) are owned by United States person(s) that (i) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (i) or (ii), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (c) (whether or not also described in clause (a) or (b)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below, the Securities are beneficially owned by (1) non-U.S. person(s) or (2) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act. As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to e [amount] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify. We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated: [            ]

[name of account holder]
as, or as agent for,
the beneficial owner(s) of the Securities to which this certificate relates.

By: ....................................
    Authorised signatory

                                  Schedule 3

            Form of Euroclear/Clearstream, Luxembourg Certification

                     SYNGENTA LUXEMBOURG FINANCE (#2) S.A.
                  (incorporated with limited liability under
                            the laws of Luxembourg)

         [(euro)800,000,000 5.50 per cent. Guaranteed Notes due 2006/
          (euro)350,000,000 Guaranteed Floating Rate Notes due 2003]
                                 guaranteed by

                                  SYNGENTA AG
                  (incorporated with limited liability under
                           the laws of Switzerland)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect set forth in the temporary global note issued in respect of the securities, as of the date hereof, e [amount] principal amount of the abovecaptioned Securities (a) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (b) is owned by United States persons that (i) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (ii) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (i) or (ii), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (c) (whether or not also described in clause (a) or (b)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify with respect to the principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion substantially to the effect set forth in the temporary global note issued in respect of the Securities.

We further certify (1) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global security excepted in such certifications and
(2) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated: [            ]

Euroclear Bank S.A./N.V.
as operator of the Euroclear System

or

Clearstream Banking, societe anonyme

By: ....................................
    Authorised signatory

                                    Part B

                         Form Of Permanent Global Note

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                     SYNGENTA LUXEMBOURG FINANCE (#2) S.A.

    (incorporated with limited liability (societe anonyme) under the laws of the Grand-Duchy of Luxembourg on 17 November 2000 and registered with the trade and companies register at the district court of Luxembourg under No.
    B 78.885, with a subscribed share capital of one hundred thousand Euros
     (EUR 100,000.-) represented by two thousand (2,000) shares with a par value of EUR 50.- (fifty Euros) per share, which have been entirely paid in, and whose articles of incorporation have been published in the Memorial C, Journal Officiel du Grand-Duche du Luxembourg, Recueil des
    Societes et Associations ("Memorial C") dated 30 May 2001 on page 18983)

          [(euro)800,000,000 5.50 per cent. Guaranteed Notes due 2006/
           (euro)350,000,000 Guaranteed Floating Rate Notes due 2003]

                                 guaranteed by

                                  SYNGENTA AG
                   (incorporated with limited liability under
                           the laws of Switzerland)

                             PERMANENT GLOBAL NOTE

1.   Introduction

     This Global Note is issued in respect of the [(euro)800,000,000 5.50 per cent. Guaranteed Notes due 2006/(euro)350,000,000 Guaranteed Floating Rate Notes due 2003] (the "Notes") of Syngenta Luxembourg Finance (#2) S.A. (the "Issuer"). The Notes are subject to, and have the benefit of, a trust deed dated 10 July 2001 (as amended or supplemented from time to time, the "Trust Deed") between the Issuer, Syngenta AG (the "Guarantor") and J.P. Morgan Trustee and Depositary Company Limited as trustee (the "Trustee", which expression includes all persons for the time being appointed trustee or trustees under the Trust Deed) and are the subject of a paying agency agreement dated 10 July 2001 (as amended or supplemented from time to time, the "Paying Agency Agreement") and made between the Issuer, the Guarantor, The Chase Manhattan Bank as principal paying agent (the "Principal Paying Agent", which expression includes any successor principal paying agent appointed from time to time in connection with the Notes), the other paying agents named therein (together with the Principal Paying Agent, the "Paying Agents", which expression includes any successor or additional paying agents appointed from time to time in connection with the Notes) and the Trustee.

2.   References to Conditions

     Any reference herein to the "Conditions" is to the terms and conditions of the Notes set out in Schedule 2 hereto and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof.

3.   Promise to pay

     The Issuer, for value received, promises to pay to the bearer of this Global Note the principal amount of this Global Note on 10 July 200[3/6] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrear on the dates and at the rate specified in or determined in accordance with the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

4.   Negotiability

     This Global Note is negotiable and, accordingly, title to this Global Note shall pass by delivery.

5.   Exchange

     This Global Note will become exchangeable, in whole but not in part only, for Notes in definitive form ("Definitive Notes") in the denominations of
     (euro)1,000, (euro)10,000 and (euro)100,000 each, at the request of the bearer of this Global Note, in substantially the form set out in Part A of
     Schedule 2 (Form of Definitive Note) to the Trust Deed if either of the following events (each, an "Exchange Event") occurs:

     (a) Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") and Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") are closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announce an intention permanently to cease business or in fact do so and no alternative clearing system satisfactory to the Trustee is available; or

     (b) any of the circumstances described in Condition 8 (Events of Default) occurs and is continuing.

     This Global Note will also become exchangeable, in whole but not in part only and at the option of the Issuer, for Definitive Notes at any time. The holder of this Global Note will not be entitled to collect any payment of interest or principal due on or after the date it is exchangeable for Definitive Notes as aforesaid unless exchange of this Global Note for Definitive Notes is improperly withheld or refused.

6.   Delivery of Definitive Notes

     Whenever this Global Note is to be exchanged for Definitive Notes, the Issuer shall procure the prompt delivery (free of charge) of such Definitive Notes, duly authenticated and with interest coupons ("Coupons") attached, in an aggregate principal amount equal to the principal amount of this Global Note to the bearer of this Global Note against the surrender of this Global Note at the Specified Office (as defined in the Trust Deed) of the Principal Paying Agent within 30 days of, in the event of the occurrence of an Exchange Event, the bearer of this Global Note giving notice to the Issuer, or, in the event of the Issuer exercising its option to exchange this Global Note for Definitive Notes, the Issuer giving notice of such exercise to the Noteholders.

7.   Writing down

     On each occasion on which:

     (a)  a payment of principal is made in respect of this Global Note;

     (b)  Definitive Notes are delivered; or

     (c) Notes represented by this Global Note are to be cancelled in accordance with Condition 5(e) (Redemption and Purchase - Cancellation),

     the Issuer shall procure that (i) the amount of such payment of principal or the aggregate principal amount of Definitive Notes so delivered or the principal amount so cancelled and (ii) the remaining principal amount of this Global Note (which shall be the previous principal amount hereof less the relevant principal amount referred to in (i) above) are noted in
     Schedule 1 hereto, whereupon the principal amount of this Global Note shall for all purposes be as most recently so noted.

8.   Writing up

     The Notes were originally represented by a temporary global note (the "Temporary Global Note") and on each occasion that the Temporary Global
     Note is exchanged for an interest in this Global Note, the principal amount of this Global Note shall be increased by the principal amount of such exchange, and the Issuer shall procure that the principal amount of this Global Note (which shall be the previous principal amount hereof (if any) plus the amount of such exchange) is noted in Schedule 1 hereto, whereupon the principal amount of this Global Note shall for all purposes be as most recently so noted.

9.   Payments

     All payments in respect of this Global Note shall be made against presentation and (in the case of payment of principal in full with all interest accrued thereon) surrender of this Global Note at the Specified Office of any Paying Agent and shall be effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Notes. On each occasion on which a payment of interest is made in respect of this Global Note, the Issuer shall procure that the same is noted in Schedule 1 hereto.

10.  Conditions apply

     Until the entire principal amount of this Global Note has been extinguished, the bearer of this Global Note shall be subject to the Conditions and the Trust Deed and, subject as otherwise provided herein, shall be entitled to the same rights and benefits under the

     Conditions as if it were the holder of Definitive Notes and the related Coupons and in an aggregate principal amount equal to the principal amount of this Global Note.

11.  Notices

     Notwithstanding Condition 15 (Notices), while all the Notes are represented by this Global Note (or by this Global Note and a Temporary Global Note) and this Global Note is (or this Global Note and the Temporary Global Note are) deposited with a common depositary for Euroclear and Clearstream, Luxembourg, notices to Noteholders may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg and, in any case, such notices shall be deemed to have been given to the Noteholders in accordance with the Condition 15 (Notices) on the date of delivery to Euroclear and Clearstream, Luxembourg.

12.  Authentication

     This Global Note shall not be valid for any purpose until it has been authenticated for and on behalf of The Chase Manhattan Bank as principal paying agent.

13.  Governing law

     This Global Note is governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual or facsimile signature of two directors of the Issuer on behalf of the Issuer.

SYNGENTA LUXEMBOURG FINANCE (#2) S.A.

By: ..............................
    [manual or facsimile signature]
    (duly authorised)


By: ..............................
    [manual or facsimile signature]
    (duly authorised)

ISSUED as of 10 July 2001

AUTHENTICATED for and on behalf of
The Chase Manhattan Bank
as principal paying agent
without recourse, warranty or liability

By: ..............................
    [manual signature]
    (duly authorised)

                                  Schedule 1

PAYMENTS, EXCHANGES AGAINST TEMPORARY GLOBAL NOTE, DELIVERY OF DEFINITIVE NOTES
                           AND CANCELLATION OF NOTES

=================================================================================================================================
 Date of                                                                                 Aggregate
 payment,                                       Principal amount                         principal
 exchange,       Amount of       Amount of        of Temporary    Aggregate principal    amount of   New principal
delivery or    interest then   principal then      Global Note    amount of Definitive   Notes then  amount of this  Authorised
cancellation       paid            paid          then exchanged   Notes then delivered   cancelled     Global Note    signature
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                  Schedule 2

                       TERMS AND CONDITIONS OF THE NOTES

                                  SCHEDULE 2

                                    Part A
                            Form Of Definitive Note

                            FORM OF DEFINITIVE NOTE

[On the face of the Note:]

[          ]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                     SYNGENTA LUXEMBOURG FINANCE (#2) S.A.
 (incorporated with limited liability (societe anonyme) under the laws of the Grand-Duchy of Luxembourg on 17 November 2000 and registered with the trade and companies register at the district court of Luxembourg under No. B 78.885, with a subscribed share capital of one hundred thousand Euros (EUR 100,000.-) represented by two thousand (2,000) shares with a par value of EUR 50.- (fifty
   Euros) per share, which have been entirely paid in, and whose articles of incorporation have been published in the Memorial C, Journal Officiel du
Grand-Duche du Luxembourg, Recueil des Societes et Associations ("Memorial C")
                       dated 30 May 2001 on page 18983)

         [(euro)800,000,000 5.50 per cent. Guaranteed Notes due 2006/
          (euro)350,000,000 Guaranteed Floating Rate Notes due 2003]

                                 guaranteed by

                                  SYNGENTA AG
                  (incorporated with limited liability under
                           the laws of Switzerland)

This Note is one of a series of notes (the "Notes") in the denominations of 1,000, 10,000 and 100,000 and in the aggregate principal amount of [ 800,000,000/ 350,000,000] issued by Syngenta Luxembourg Finance (#2) S.A. (the "Issuer"). The Notes are subject to, and have the benefit of, a trust deed dated 10 July 2001 between the Issuer, Syngenta AG as guarantor and J.P. Morgan Trustee and Depositary Company Limited as trustee for the holders of the Notes from time to time.

The Issuer, for value received, promises to pay to the bearer the principal sum of

                         (euro)[1,000/10,000/100,000]
           (ONE THOUSAND EURO/TEN THOUSAND EURO/ONE HUNDRED THOUSAND
                                     EURO)

on 10 July 200[3/6], or on such earlier date or dates as the same may become payable in accordance with the conditions endorsed hereon (the "Conditions"), and to pay interest on such principal sum in arrear on the dates and at the rate specified in or determined in accordance with the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions. This Note and the interest coupons relating hereto shall not be valid for any purpose until this Note has been authenticated for and on behalf of The Chase Manhattan Bank as principal paying agent.

AS WITNESS the facsimile signature of two directors of the Issuer on behalf of the Issuer.

SYNGENTA LUXEMBOURG FINANCE (#2) S.A.

By: ..............................
    [facsimile signature]
    (duly authorised)


By: ..............................
    [facsimile signature]
    (duly authorised)

ISSUED as of 10 July 2001

AUTHENTICATED for and on behalf of
The Chase Manhattan Bank
as principal paying agent
without recourse, warranty or liability

By: ..............................
    [manual signature]
    (duly authorised)

[On the reverse of the Note:]

                             TERMS AND CONDITIONS

         As set out in [Part B/Part C] of Schedule 2 to the Trust Deed

[At the foot of the Terms and Conditions:]

                            PRINCIPAL PAYING AGENT

                           The Chase Manhattan Bank
                                 Trinity Tower
                             9 Thomas More Street
                                London E1W 1YT


                                 PAYING AGENTS

                            Chase Manhattan Bank AG
                                Grueneburgweg 2
                             60322 Frankfurt Main
                                    Germany

                                    Part B

                                     -60-
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                                     -61-
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                                     -62-

                                     -63-
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                                     -64-

                                     -66-
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                                    Part C

                                    Part D

                                Form Of Coupon

[On the face of the Coupon:]

SYNGENTA LUXEMBOURG FINANCE (#2) S.A.
[(euro)800,000,000 5.50 per cent. Guaranteed Notes due 2006]/
[(euro)350,000,000 Guaranteed
Floating Rate Notes due 2003]

[Coupon (euro)[o] due on [o] 20[o].]/1[This Coupon relates to a Note in the denomination of (euro)[o]. Coupon for the amount of interest due on the Interest Payment Date falling in [month] 20[o].]2

Such amount is payable, subject to the terms and conditions (the "Conditions") endorsed on the Note to which this Coupon relates (which are binding on the holder of this Coupon whether or not it is for the time being attached to such
Note), against presentation and surrender of this Coupon at the specified office for the time being of any of the agents shown on the reverse of this Coupon (or any successor or additional agents appointed from time to time in accordance with the Conditions).

[The Note to which this Coupon relates may, in certain circumstances specified in the Conditions, fall due for redemption before the maturity date of this Coupon. In such event, this Coupon shall become void and no payment will be made in respect hereof]2.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.



-------------------------------------------------------------------------------
1 For Tranche A Notes

2 For Tranche B Notes

[On the reverse of the Coupon:]

Principal Paying Agent: The Chase Manhattan Bank

Paying Agent: Chase Manhattan Bank AG

                                  SCHEDULE 3

                    PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1.   Definitions

     In this Trust Deed and the Conditions, the following expressions have the following meanings:

     "Block Voting Instruction" means, in relation to any Meeting, a document in the English language issued by a Paying Agent:

     (a) certifying that certain specified Notes (each a "Deposited Note") have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

          (i)  the conclusion of the Meeting; and

          (ii) the surrender to such Paying Agent, not less than 48 hours before the time fixed for the Meeting (or, if the Meeting has been adjourned, the time fixed for its resumption), of the receipt for the deposited or blocked Notes and notification thereof by such Paying Agent to the Issuer the Guarantor and the Trustee; and

     (b) certifying that the depositor of each Deposited Note or a duly authorised person on its behalf has instructed the relevant Paying Agent that the votes attributable to such Deposited Note are to be cast in a particular way on each resolution to be put to the Meeting and that, during the period of 48 hours before the time fixed for the Meeting, such instructions may not be amended or revoked;

     (c) listing the total number and (if in definitive form) the certificate numbers of the Deposited Notes, distinguishing for each resolution between those in respect of which instructions have been given to vote for, or against, the resolution; and

     (d) authorising a named individual or individuals to vote in respect of the Deposited Notes in accordance with such instructions;

     "Chairman" means, in relation to any Meeting, the individual who takes the chair in accordance with paragraph 7 (Chairman);

     "Extraordinary Resolution" means a resolution passed at a Meeting duly convened and held in accordance with this Schedule by a majority of not less than three quarters of the votes cast;

     "Meeting" means a meeting of Noteholders (whether originally convened or resumed following an adjournment);

     "Proxy" means, in relation to any Meeting, a person appointed to vote under a Block Voting Instruction other than:

     (a) any such person whose appointment has been revoked and in relation to whom the relevant Paying Agent has been notified in writing of such revocation by the time which is 48 hours before the time fixed for such Meeting; and

     (b) any such person appointed to vote at a Meeting which has been adjourned for want of a quorum and who has not been re-appointed to vote at the Meeting when it is resumed;

     "Relevant Fraction" means:

     (a) for all business other than voting on an Extraordinary Resolution, one tenth;

     (b) for voting on any Extraordinary Resolution other than one relating to a Reserved Matter, more than half; and

     (c) for voting on any Extraordinary Resolution relating to a Reserved Matter, three quarters;

     provided, however, that, in the case of a Meeting which has resumed after adjournment for want of a quorum, it means:

     (i) for all business other than voting on an Extraordinary Resolution relating to a Reserved Matter, the fraction of the aggregate principal amount of the outstanding Notes represented or held by the Voters actually present at the Meeting; and

     (ii) for voting on any Extraordinary Resolution relating to a Reserved Matter, one quarter;

     "Reserved Matter" means any proposal:

     (a) to change any date fixed for payment of principal or interest in respect of the Notes, to reduce the amount of principal or interest payable on any date in respect of the Notes or to alter the method of calculating the amount of any payment in respect of the Notes on redemption or maturity or the date for any such payment;

     (b) to effect the exchange, conversion or substitution of the Notes for, or the conversion of the Notes into, shares, bonds or other obligations or securities of the Issuer, the Guarantor or any other person or body corporate formed or to be formed (other than as permitted under Clause 7.3 of this Trust Deed);

     (c) to change the currency in which amounts due in respect of the Notes are payable;

     (d) to modify any provision of the Guarantee of the Notes (other than as permitted under Clause 7.3 or 7.4 of this Trust Deed);

     (e) to change the quorum required at any Meeting or the majority required to pass an Extraordinary Resolution; or

     (f)  to amend this definition;

     "Voter" means, in relation to any Meeting, the bearer of a Voting Certificate, Proxy or the bearer of a definitive Note who produces such definitive Note at the Meeting;

     "Voting Certificate" means, in relation to any Meeting, a certificate in the English language issued by a Paying Agent and dated in which it is stated:

     (a) that certain specified Notes (the "Deposited Notes") have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

          (i)  the conclusion of the Meeting; and

          (ii) the surrender of such certificate to such Paying Agent; and

     (b) that the bearer of such certificate is entitled to attend and vote at the Meeting in respect of the Deposited Notes;

     "24 hours" means a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant Meeting is to be held and in each of the places where the Paying Agents have their Specified Offices (disregarding for this purpose the day upon which such Meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid; and

     "48 hours" means 2 consecutive periods of 24 hours.

2.   Issue of Voting Certificates and Block Voting Instructions

     The holder of a Note may obtain a Voting Certificate from any Paying Agent or require any Paying Agent to issue a Block Voting Instruction by depositing such Note with such Paying Agent or arranging for such Note to be (to its satisfaction) held to its order or under its control or blocked in an account with a clearing system not later than 48 hours before the time fixed for the relevant Meeting. A Voting Certificate or Block Voting Instruction shall be valid until the release of the Notes to which it relates. So long as a Voting Certificate or Block Voting Instruction is valid, the bearer thereof (in the case of a Voting Certificate) or any Proxy named therein (in the case of a Block Voting Instruction) shall be deemed to be the holder of the Notes to which it relates for all purposes in connection with the Meeting. A Voting Certificate and a Block Voting Instruction cannot be outstanding simultaneously in respect of the same Note.

3.   References to deposit/release of Notes

     Where Notes are within Euroclear or Clearstream, Luxembourg or any other clearing system, references to the deposit, or release, of Notes shall be construed in accordance


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     with the usual practices (including blocking the relevant account) of
     Euroclear or Clearstream, Luxembourg or such other clearing system.

4.   Validity of Block Voting Instructions

     Block Voting Instruction shall be valid only if deposited at the Specified Office of the relevant Paying Agent or at some other place approved by the Trustee, at least 24 hours before the time fixed for the relevant Meeting or the Chairman decides otherwise before the Meeting proceeds to business. If the Trustee requires, a notarised copy of each Block Voting Instruction and satisfactory proof of the identity of each Proxy named therein shall be produced at the Meeting, but the Trustee shall not be obliged to investigate the validity of any Block Voting Instruction or the authority of any Proxy.

5.   Convening of Meeting

     The Issuer and the Guarantor (acting together) or the Trustee may convene a Meeting at any time, and the Trustee shall be obliged to do so subject to its being indemnified and/or secured to its satisfaction upon the request in writing of Noteholders holding not less than one tenth of the aggregate principal amount of the outstanding Notes. Every Meeting shall be held on a date, and at a time and place, approved by the Trustee.

6.   Notice

     At least 21 days' notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held) specifying the date, time and place of the Meeting shall be given to the Noteholders and the Paying Agents (with a copy to the Issuer) and the Guarantor where the Meeting is convened by the Trustee or, where the Meeting is convened by the Issuer and the Guarantor, the Trustee. The notice shall set out the full text of any resolutions to be proposed unless the Trustee agrees that the notice shall instead specify the nature of the resolutions without including the full text and shall state that the Notes may be deposited with, or held to the order of or under the control of, any Paying Agent or blocked in an account with a clearing system for the purpose of obtaining Voting Certificates or appointing Proxies not later than 48 hours before the time fixed for the Meeting.

7.   Chairman

     An individual (who may, but need not, be a Noteholder) nominated in writing by the Trustee may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within 15 minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair failing which, the Issuer or the Guarantor may appoint a Chairman. The Chairman of an adjourned Meeting need not be the same person as was the Chairman of the original Meeting.

8.   Quorum

     The quorum at any Meeting shall be one or more Voters representing or holding not less than the Relevant Fraction of the aggregate principal amount of the outstanding Notes.


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


9.   Adjournment for want of quorum

     If within 15 minutes after the time fixed for any Meeting a quorum is not present, then:

     (a) in the case of a Meeting requested by Noteholders, it shall be dissolved; and

     (b) in the case of any other Meeting (unless the Issuer, the Guarantor and the Trustee otherwise agree), it shall be adjourned for such period (which shall be not less than 14 days and not more than 42 days) and to such place as the Chairman determines (with the approval of the Trustee); provided, however, that:

          (i) the Meeting shall be dissolved if the Issuer, the Guarantor and the Trustee together so decide; and

          (ii) no Meeting may be adjourned more than once for want of a quorum.

10.  Adjourned Meeting

     The Chairman may, with the consent of, and shall if directed by, any Meeting adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

11.  Notice following adjournment

     Paragraph 6 (Notice) shall apply to any Meeting which is to be resumed after adjournment for want of a quorum save that:

     (a) 10 days' notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed) shall be sufficient; and

     (b) the notice shall specifically set out the quorum requirements which will apply when the Meeting resumes.

     It shall not be necessary to give notice of the resumption of a Meeting which has been adjourned for any other reason.

12.  Participation

     The following may attend and speak at a Meeting:

     (a)  Voters;

     (b)  representatives of the Issuer, the Guarantor and the Trustee;

     (c)  the financial advisers of the Issuer, the Guarantor and the Trustee;

     (d) the legal counsel to the Issuer, the Guarantor and the Trustee and such advisers; and

     (e)  any other person approved by the Meeting or the Trustee.

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13.  Show of hands

     Every question submitted to a Meeting shall be decided in the first instance by a show of hands. Unless a poll is validly demanded before or at the time that the result is declared, the Chairman's declaration that on a show of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution.

14.  Poll

     A demand for a poll shall be valid if it is made by the Chairman, the Issuer, the Guarantor, the Trustee or one or more Voters representing or holding not less than one fiftieth of the aggregate principal amount of the outstanding Notes. The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment. A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

15.  Votes

     Every Voter shall have:

     (a)  on a show of hands, one vote; and

     (b) on a poll, one vote in respect of each (euro)1,000 in aggregate face amount of the outstanding Note(s) represented or held by him. Unless the terms of any Block Voting Instruction state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way. In the case of a voting tie the Chairman shall have a casting vote.

16.  Validity of Votes by Proxies

     Any vote by a Proxy in accordance with the relevant Block Voting Instruction shall be valid even if such Block Voting Instruction or any instruction pursuant to which it was given has been amended or revoked, provided that none of the Issuer, the Guarantor, the Trustee and the Chairman has been notified in writing of such amendment or revocation by the time which is 24 hours before the time fixed for the relevant Meeting. Unless revoked, any appointment of a Proxy under a Block Voting Instruction in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment.

17.  Powers

     A Meeting shall have power (exercisable only by Extraordinary Resolution), without prejudice to any other powers conferred on it or any other person:

     (a)  to approve any Reserved Matter;

     (b) to approve any proposal by the Issuer and the Guarantor (acting together) for any modification, abrogation, variation or compromise of any provisions of this Trust Deed or the Conditions or any arrangement in respect of the obligations of the Issuer under or in respect of the Notes;

     (c) to approve any proposal by the Guarantor for any modification of any provision of the Guarantee of the Notes or any arrangement in respect of the obligations of the Guarantor thereunder;

     (d) (other than as permitted under Clause 7.3 of this Trust Deed) to approve the substitution of any person for the Issuer (or any previous substitute) as principal obligor under the Notes or (other than as permitted under Clause 7.4 of this Trust Deed) the substitution of any person for the Guarantor as guarantor under the Guarantee of the Notes;

     (e) to waive any breach or authorise any proposed breach by the Issuer or the Guarantor of its obligations under or in respect of this Trust Deed or the Notes or any act or omission which might otherwise constitute an Event of Default under the Notes;

     (f)  to remove any Trustee;

     (g)  to approve the appointment of a new Trustee;

     (h) to authorise the Trustee (subject to its being indemnified and/or secured to its satisfaction) or any other person to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

     (i) to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed or the Notes;

     (j) to give any other authorisation or approval which under this Trust Deed or the Notes is required to be given by Extraordinary Resolution; and

     (k) to appoint any persons as a committee to represent the interests of the Noteholders and to confer upon such committee any powers which the Noteholders could themselves exercise by Extraordinary Resolution.

18.  Extraordinary Resolution binds all holders

     An Extraordinary Resolution shall be binding upon all Noteholders and Couponholders, whether or not present at such Meeting, and each of the Noteholders shall be bound to give effect to it accordingly. Notice of the result of every vote on an Extraordinary Resolution shall be given to the Noteholders and the Paying Agents (with a copy to the Issuer, the Guarantor and the Trustee) within 14 days of the conclusion of the Meeting.

19.  Minutes

     Minutes of all resolutions and proceedings at each Meeting shall be made. The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein. Unless and until the contrary is proved, every such

     Meeting in respect of the proceedings of which minutes have been summarised and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

20.  Written Resolution

     A Written Resolution shall take effect as if it were an Extraordinary Resolution.

21.  Further regulations

     Subject to all other provisions contained in this Trust Deed, the Trustee may without the consent of the Issuer, the Guarantor or the Noteholders prescribe such further regulations regarding the holding of Meetings of Noteholders and attendance and voting at them as the Trustee may in its sole discretion determine.

22.  Several series

     The following provisions shall apply where outstanding Notes belong to more than one series:

     (a) Business which in the opinion of the Trustee affects the Notes of only one series shall be transacted at a separate Meeting of the holders of the Notes of that series.

     (b) Business which in the opinion of the Trustee affects the Notes of more than one series but does not give rise to an actual or potential conflict of interest between the holder of Notes of one such series and the holders of Notes of any other such series shall be transacted either at separate Meetings of the holders of the Notes of each such series or at a single Meeting of the holders of the Notes of all such Series, as the Trustee shall in its absolute discretion determine.

     (c) Business which in the opinion of the Trustee affects the Notes of more than one series and gives rise to an actual or potential conflict of interest between the holders of Notes of one such series and the holders of Notes of any other such series shall be transacted at separate Meetings of the holders of the Notes of each such series.

     (d) The preceding paragraphs of this Schedule shall be applied as if references to the Notes and Noteholders were to the Notes of the relevant series and to the holders of such Notes.

     (e) In this paragraph, "business" includes (without limitation) the passing or rejection of any resolution.

23.  Luxembourg law provisions on Noteholders' representations

     The provisions of articles 86 to 94-8 of the Luxembourg act dated 10 August 1915 on commercial companies, as amended, shall not apply to the Notes or the Coupons.

                               EXECUTION CLAUSES

EXECUTED as a deed by                       )
SYNGENTA LUXEMBOURG FINANCE (#2) S.A.       )
acting by                                   )

Authorised Signatory                              BERNARD BOLLAG

EXECUTED as a deed by                       )
SYNGENTA AG                                 )
acting by                                   )

Authorised Signatory                              BERNARD BOLLAG

Authorised Signatory                              RICHARD STEIBLIN

The common seal of                          )
J.P. MORGAN TRUSTEE AND                     )
DEPOSITARY COMPANY LIMITED                  )
was affixed to this deed in the presence of )

Authorised Signatory                              JENNY PENNELL

Authorised Signatory                              MICHAEL WHELAN

For the purposes of, and in accordance with, article 1 of the Protocol annexed to the Convention on Jurisdiction and Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September 1968, as amended, the undersigned expressly and specifically agrees to the terms of Clause 14.2 (Jurisdiction of English courts).

SYNGENTA LUXEMBOURG FINANCE (#2) S.A.

By: BERNARD BOLLAG